                                                                   Exhibit 10.65

                                                                        PLAN 001
                                                                  FIN 04-2393279









                        HADCO CORPORATION RETIREMENT PLAN



                             AS AMENDED AND RESTATED
                              THROUGH MARCH 3,1999
















                                June 17, 1999 (2)

                                TABLE OF CONTENTS

                                                                        PAGE NO.


INTRODUCTION...................................................................1

ARTICLE I -DEFINITIONS.........................................................2

ARTICLE II -PLAN PARTICIPATION................................................11
         2.01     INITIAL PARTICIPATION.......................................11
         2.02     CESSATION OF PARTICIPATION..................................11
         2.03     REINSTATEMENT OF ACTIVE PARTICIPATION.......................12

ARTICLE III -CONTRIBUTIONS AND ALLOCATIONS....................................13
         3.01     PROFIT SHARING CONTRIBUTIONS................................13
         3.02     401(k) CONTRIBUTIONS........................................14
         3.03     MATCHING CONTRIBUTIONS......................................14
         3.04     QUALIFIED NON-ELECTIVE CONTRIBUTIONS........................15
         3.05     AFTER-TAX CONTRIBUTIONS.....................................16
         3.06     ROLLOVER CONTRIBUTIONS......................................16
         3.07     FORFEITURES.................................................17
         3.08     INVESTMENT ADJUSTMENT.......................................17
         3.09     LIMITATIONS ON ALLOCATIONS AND CONTRIBUTIONS................17
         3.10     ALLOCATION OF EXCESS ALLOCATIONS AND CONTRIBUTIONS..........23
         3.11     CONTRIBUTIONS FOR TOP HEAVY PLAN YEARS......................26
         3.12     CONTRIBUTIONS UNDER USERRA..................................27

ARTICLE IV -DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT..................27
         4.01     DISTRIBUTIONS FROM AFTER-TAX CONTRIBUTIONS ACCOUNTS.........27
         4.02     DISTRIBUTIONS FROM PROFIT SHARING ACCOUNT...................27
         4.03     DISTRIBUTIONS FROM ROLLOVER ACCOUNT.........................28
         4.04 DISTRIBUTIONS FROM 401(k) ACCOUNT (INCLUDING 401(k) AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS) AND MATCHING
                  CONTRIBUTIONS ACCOUNT.......................................28
         4.05     PROCEDURES FOR PERMITTED WITHDRAWALS........................29
         4.06     LOANS TO PARTICIPANTS.......................................31
         4.07     DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS
                  ORDER.......................................................33

ARTICLE V -VESTING............................................................34
         5.01     FULL VESTING................................................34
         5.02     PARTIAL VESTING.............................................35
         5.03     VESTING AFTER RECEIPT OF DISTRIBUTION.......................36
         5.04     VESTING FOR TOP HEAVY PLAN..................................37
         5.05     CREDITING YEARS OF SERVICE..................................37

ARTICLE VI -DISTRIBUTION AT RETIREMENT, DEATH, OR DISABILITY..................40
         6.01     DISTRIBUTION AT RETIREMENT..................................40
         6.02     DISTRIBUTION UPON INCURRING DISABILITY......................41
         6.03     DISTRIBUTIONS AT DEATH......................................41
         6.04     NOTICES AND ELECTION PROCEDURES.............................42
         6.05     DEFINITIONS AND APPLICATION.................................44
         6.06     DISTRIBUTION OF SMALL ACCOUNTS..............................45

ARTICLE VII -TERMINATION OF EMPLOYMENT........................................46
         7.01     TERMINATION DISTRIBUTIONS...................................46
         7.02     TERMINATION FORFEITURES.....................................46
         7.03     REPAYMENT TO REINSTATE FORFEITED AMOUNTS....................47

ARTICLE VIII -INVESTMENT OF TRUST FUNDS.......................................48
         8.01     TRUSTEE'S RESPONSIBILITY....................................48
         8.02     DIRECTED INVESTMENTS OF PARTICIPANT ACCOUNTS................48
         8.03     INVESTMENT COMMITTEE........................................48

ARTICLE VIIIA -PROVISIONS FOR RADIAN SOURCE ACCOUNTS..........................51
         8A.01 PROTECTED BENEFITS, RIGHTS AND FEATURES........................51
         8A.02 IN-SERVICE WITHDRAWALS.........................................51
         8A.03 PARTICIPANT LOANS..............................................51
         8A.04 DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT, DISABILITY,
               RETIREMENT OR DEATH............................................52

ARTICLE IX -ADMINISTRATION....................................................57
         9.01     ALLOCATION OF RESPONSIBILITY................................57
         9.02     APPOINTMENT OF PLAN ADMINISTRATOR...........................57
         9.03     ESTABLISHMENT AND VALUATION OF ACCOUNTS.....................57
         9.04     CLAIMS PROCEDURE............................................68
         9.05     RECORDS AND REPORTS.........................................59
         9.06     POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.................59
         9.07     RULES AND DECISIONS.........................................59
         9.08     AUTHORIZATION OF BENEFITS PAYMENTS..........................60
         9.09     APPLICATION AND FORMS FOR BENEFITS..........................60
         9.10     FACILITY OF PAYMENT.........................................60

ARTICLE X -MISCELLANEOUS......................................................61
         10.01    NONGUARANTEE OF EMPLOYMENT..................................61
         10.02    RIGHTS OF EMPLOYEES AND BENEFICIARIES.......................61
         10.03    NONALIENATION OF BENEFITS...................................61
         10.04    DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS....................61
         10.05    NO REVERSION IN EMPLOYER....................................61
         10.06    JURISDICTION................................................62
         10.07    TIMING OF DISTRIBUTIONS.....................................62
         10.08    BENEFICIARY DESIGNATIONS....................................63

         10.09    BENEFITS OF LOST PARTICIPANTS...............................64
         10.10    DIRECT TRUSTEE-TO-TRUSTEE TRANSFER OPTION...................65

ARTICLE XI -AMENDMENTS AND ACTION BY EMPLOYER.................................66
         11.01    AMENDMENTS..................................................66
         11.02    ACTION BY EMPLOYER..........................................66

ARTICLE XII -SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS..........67
         12.01    SUCCESSOR EMPLOYER..........................................67
         12.02    PLAN ASSETS.................................................67

ARTICLE XIII -PLAN TERMINATION................................................69
         13.01    RIGHT TO TERMINATE..........................................69
         13.02    PARTIAL TERMINATION.........................................69
         13.03    LIQUIDATION OF THE PLAN.....................................69
         13.04    MANNER OF DISTRIBUTION......................................69

ARTICLE XIV -DISCHARGE OF DUTIES BY FIDUCIARIES...............................70

                                  INTRODUCTION



         WHEREAS, HADCO Corporation, hereinafter referred to as the "Employer", a corporation organized and existing under the laws of the Commonwealth of Massachusetts, established effective October 27, 1973 the Hadco Printed Circuits, Inc. Profit Sharing Plan and Trust for the purpose of providing retirement benefits for those employees of the Employer entitled to participate therein, and

         WHEREAS, the Employer has previously amended and restated said Plan;
and

         WHEREAS, the Employer has recently amended said Plan on September 15, 1998, December 2, 1998 and March 3, 1999, such amendments to be effective on or before October 1, 1998;

         NOW, THEREFORE, the Employer hereby publishes this Restatement of the HADCO Corporation Retirement Plan reflecting amendments adopted through March 3, 1999 for those of its Employees entitled to participate herein pursuant to the provisions hereof.

                                    ARTICLE I

                                   DEFINITIONS

Whenever used herein or in the Trust agreement, the following words and phrases shall have the meanings set forth below, unless a different definition is specifically provided or a different meaning is clearly required by the context in which such word or phrase is used. The words and phrases are in alphabetical order and are capitalized when used throughout the Plan and Trust agreement. (1/l/92)

1.01 ADJUSTMENT FACTOR shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide. (1/l/88)

1.02 AFFILIATED EMPLOYER means any corporation which is a member of controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.
         (1/l/88)

1.03 AFTER-TAX CONTRIBUTIONS ACCOUNT shall mean the portion of a Participant's interest in this Plan which is attributable to his After-Tax Contributions. (Name change effective 1/l/92)

1.04 AFTER-TAX CONTRIBUTIONS shall mean the voluntary contributions made by a Participant pursuant to Section 3.05 of the Plan. (Name change effective 1/l/92)

1.05 BENEFICIARY shall mean the person(s) or other recipient designated in accordance with the provisions of Article X hereof to receive any death benefit which may become payable under this Plan.

1.06 BREAK IN SERVICE shall mean a Computation Period in which an Employee completes less than five hundred one (501) Hours of Service. (1/l/85)

1.07 CODE shall mean the Internal Revenue Code of 1986 and amendments thereto. (1/l/87)

1.08 COMPENSATION generally shall mean wages as defined in Section 3401 (a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for the Plan Year, for which the Employer is required to furnish the Employee a written statement under Section 6041(d) and 6051(a)(3) of the Code. Compensation shall be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         414(q) Compensation shall mean Compensation increased by elective deferrals as defined in Section 402(g)(3) of the Code and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee under Section 125 of the Code. (1/l/98)

         401(k) Compensation shall mean 414(q) Compensation reduced by the amount of any cash bonuses, noncash fringe benefits, moving expenses and disability paid to the Employee for the Plan Year.

         (1/l/92; 3/10/93)

1.09 DEFINED CONTRIBUTION PLAN shall mean all defined contribution plans (whether or not terminated) of an employer which shall be treated as one defined contribution plan for purposes of applying the limitations of Section 415(b), (c), and (e) of the Code.

1.10     DETERMINATION DATE shall mean December 31. (1/l/87)

1.11 DISABILITY shall mean a Participant's permanent and total incapacity of engaging in any employment of the Employer for physical or mental reasons. Disability shall be deemed to exist only when a written application has been filed with the Plan Administrator by or on behalf of such Participant and when Disability is certified to the Plan Administrator by a licensed physician approved by the Plan Administrator; provided, however, that in the event any such Participant meets the requirements for disability benefits under the Social Security law then in effect, he shall thereafter be deemed to be disabled within the meaning of this definition.

1.12 EARLY RETIREMENT DATE shall mean the date the Participant attains age fifty-five (55) and completes seven (7) Years of Service. (10/l/97)

1.13 EFFECTIVE DATE shall mean the original effective date of the Plan, October 27, 1973.

1.14 EMPLOYEE shall mean any individual who is employed on or after the Effective Date by the Employer or by any Affiliated Employer, other than a non-resident alien employed outside the United States, and any individual who is a Leased Employee deemed to be an Employee pursuant to Section 1.28 below. (1/l/88)

         Notwithstanding the preceding paragraph, if a group of individuals would otherwise become Employees within the meaning of this Section
         1.14 as a result of an asset or stock acquisition, merger or other similar transaction occurring on or after January 1, 1997, such individuals shall not become Employees hereunder until the date the Board of Directors of the Employer affirmatively votes to include such group in the Plan. (1/l/97)

1.15 EMPLOYER shall mean HADCO Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and all its subsidiaries. (1/l/84)

1.16 EMPLOYER CONTRIBUTIONS shall mean the contributions paid hereunder by the Employer to the Trustee in accordance with the provisions of
         Article III of this document.

1.17 ENTRY DATE shall mean any January 1, April 1, July 1 or October 1 following the date a Participant meets the eligibility requirements of
         Section 2.01 of the Plan. (1/l/88)

1.18 ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, and any amendments thereto.

1.19 FAMILY MEMBER generally means, with respect to any Employee or former Employee, any individual who is the spouse of the Employee or former Employee, a lineal ascendant or descendant of the Employee or former Employee, or the spouse of any such lineal ascendant or descendant. (1/l/88)

1.20 FISCAL YEAR shall mean a twelve (12) month period ending on the last Saturday in October.

1.21 FORFEITURES shall mean the portion of a Participant's Profit Sharing Account and/or Matching Contributions Account which is forfeited in accordance with Section 7.02 of Article VII hereof. (1/l/88)

1.22 401(k) ACCOUNT shall mean that portion of a Participant's Account which is attributable to 401(k) Contributions and Qualified Non-elective Contributions made on behalf of such Participant under Sections 3.02 and 3.04 of the Plan. (1/l/88) (Name change effective 1/l/92)

1.23 401(k) CONTRIBUTIONS shall mean contributions to the Plan made by the Employer during the Plan Year at the election of the Participant in lieu of cash compensation made pursuant to a salary reduction agreement under Section 3.02 of the Plan. (1/l/88) (Name change effective 1/l/92)

1.24 HIGHLY COMPENSATED EMPLOYEE shall mean, for Plan Years beginning on or after January 1, 1997, an Employee who performs services for the Employer during the determination year and (a) was a five percent owner at any time during the determination year or the look-back year or (b) received 414(q) Compensation from the Employer in excess of $80,000.00 for the look-back year and was in the top-paid group of Employees for such look-back year.

         For Plan Years ending on or before December 31, 1996, Highly Compensated Employee shall mean an Employee who performs services for the Employer during the determination year and is in one or more of the following groups:

         (a) Employees who were five percent owners of the Employer at any time during the look-back year or the determination year;

         (b) Employees who received 414(q) Compensation during the look-back year in excess of $75,000.00;

         (c) Employees who received 414(q) Compensation during the look-back year in excess of $50,000.00 and who were in the top-paid group for the look-back year;

         (d) Employees who were officers of the Employer during the look-back year and who received 414(q) Compensation during the look-back year in excess of 50% of the limit in effect under
                  Section 415(b)(1)(A) of the Code for that year; and

         (e) Employees who were in the group of the one hundred Employees who received the most 414(q) Compensation from the Employer during the determination year and are also described in any of paragraphs (b), (c) or (d) above when those paragraphs are modified to substitute the determination year for the look-back year.

         Highly Compensated Employee shall also include any former Employee who separated from service prior to the determination year and who was an active Highly Compensated Employee in the year of separation or in any determination year after attaining age 55, except as provided in the following sentence. A former Employee who separated from service prior to 1987 shall be treated as Highly Compensated Employee only if during the separation year, the year preceding the separation year, the last year ending before the Employee's 55th birthday, or any year after the Employee attained age 55, the Employee was a five percent owner or received 414(q) Compensation in excess of $50,000.00.

         The following rules apply for purposes of this definition:

         The "determination year" shall be the Plan Year for which testing is being performed. The "look-back year" shall be the twelvemonth period immediately preceding the determination year.

         Each Employee who is, on any day during a determination year or lookback year ending on or before December 31, 1996, a Family Member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most highly compensated Employees, ranked on the basis of 414(q) Compensation paid by the Employer during such year, shall be aggregated with the five percent owner or top ten Highly Compensated Employee. In such case, the Family Members and five percent owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation, contributions or benefits of the Family Member and five percent owner or top ten Highly Compensated Employee.

         The determination of who is a Highly Compensated Employee, including the determination of Employees who are five percent owners, the number and identity of Employees in the top-paid group, the top one hundred Employees, the number of Employees treated as officers, and the compensation that is considered (including adjustments by the Secretary of the Treasury for cost of living changes), will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         (1/1/88; 1/1/97)

1.25     HOUR OF SERVICE shall mean:

         (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

         (b) Each hour for which an Employee is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b2 of the Department of Labor Regulations which are incorporated herein by this reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period in which the award, agreement, or payment pertains rather than the period in which such award, agreement or payment is made.

1.26 INVESTMENT COMMITTEE means the committee appointed by the Employer and acting in accordance with Section 8.03 of the Plan. (1/l/89)

1.27 KEY EMPLOYEE generally shall mean any Employee, former Employee, or Beneficiary of any Employee or former Employee who, at any time during a Plan Year or any of the four (4) preceding Plan Years, is:

         (a) An officer of the Employer having an annual 414(q) Compensation in excess of 50% of the limit in effect under
                  Section 415(b)(1)(A) of the Code for such year;

         (b) One of the ten (10) Employees having an annual 414(q) Compensation in excess of the limitation in effect under
                  Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer;
         (c)      five percent owner of the Employer; or

(d) A one percent owner of the Employer having an annual 414(q) Compensation in excess of $150,000.

         The determination of who is a Key Employee, including the determination of the Employees who are one percent or five percent owners, the number of Employees treated as officers, and the compensation that is considered, will be made in accordance with Section 416(i) of the Code and the regulations thereunder.

         (1/l/88)

1.28 LEASED EMPLOYEE shall mean any individual (other than an Employee) who, pursuant to an agreement between the Employer and any other person (referred to as the "leasing organization") has performed services for the Employer on a substantially full time basis for a period of at least one year, if such services are performed under the primary direction or control of the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

         A Leased Employee shall not be considered an Employee if (a) such individual is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten percent of compensation as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (ii) immediate participation, and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than 20 percent of the Non-highly Compensated Employees of the Employer.

         (1/l/88; 1/l/97)

1.29 MATCHING CONTRIBUTIONS shall mean contributions to the Trust made by the Employer for the Plan Year under Section 3.03 of the Plan and allocated to a Participant's Matching Contributions Account by reason of the Participant's 401(k) Contributions. (1/l/88)

1.30 MATCHING CONTRIBUTIONS ACCOUNT shall mean the portion of a Participant's Account which is attributable to Matching Contributions made on behalf of such Participant. (1/l/88)

1.31 NET PROFIT shall mean the net profit of HADCO Corporation and its subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles. (1/l/84)

1.32 NON-HIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee. (1/l/88)

1.33 NORMAL RETIREMENT AGE shall mean age sixty-five (65). NORMAL RETIREMENT DATE shall mean the later of the following:

         (a)      The Participant's sixty-fifth (65th) birthday, or

         (b) The tenth (10th) anniversary of the time the Participant commenced participation in the Plan.

         A Participant may continue participation beyond his Normal Retirement Date.

1.34 PARTICIPANT shall mean an Employee who is actively participating in the Plan in accordance with the provisions of Section 2.01 of Article II hereof.

1.35 PARTICIPANT'S ACCOUNT shall mean a Participant's Profit Sharing Account, Matching Contributions Account, After-Tax Contributions Account, 401(k) Account and Rollover Account referred to collectively. (1/l/88)

1.36 PARTICIPATION COMPUTATION PERIOD shall mean a twelve (12) consecutive month period during which an Employee completes one thousand (1,000) hours of service with the Employer. An Employee's initial Participation Computation Period shall be the twelve month period commencing with the Employee's employment commencement date. Thereafter, the Participation Computation Period shall be the Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's employment commencement date, provided that an Employee who is credited with one thousand (1,000) hours of service in both the initial Participation Computation Period and the Plan Year which includes the first anniversary of the Employee's employment commencement date shall be credited with two years of service for purposes of eligibility to participate. (1/l/81)

1.37 PLAN shall mean the HADCO Corporation Retirement Plan. (Name change effective I/l/92)

1.38 PLAN ADMINISTRATOR shall mean the Employer or such other person or entity appointed by the Employer and acting in accordance with Section
         9.02 of the Plan. If the functions of the Plan Administrator are assigned to the Administrative Committee, PLAN ADMINISTRATOR shall mean the Administrative Committee.
         (1/l/92)

1.39 PLAN FIDUCIARY shall mean each of the Employer, the Plan Administrator, the Investment Committee, and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust Administration, all as described in Article IX, and shall also mean any investment manager appointed under Article VIII. (1/l/92)

1.40 PLAN YEAR shall mean, for years ending on or before October 28, 1979, the Fiscal Year. There shall be a short Plan Year beginning October 28, 1979 and ending December 31, 1979. Thereafter, a Plan Year shall mean the twelve (12) month period beginning on each January 1 and ending on the succeeding December 31.
         (10/28/79)

1.41 PROFIT SHARING ACCOUNT shall mean the portion of a Participant's Account which is attributable to Profit Sharing Contributions made on behalf of such Participant.
         (1/1/88) (Name change effective 1/1/92)

1.42 PROFIT SHARING CONTRIBUTIONS shall mean contributions to the Trust made by the Employer for the Plan Year, other than 401(k) Contributions, Matching Contributions and Qualified Non-elective Contributions, and allocated to Profit Sharing Accounts under Section 3.01 of the Plan. (1/l/88) (Name change effective 1/l/92)

1.43 QUALIFIED JOINT AND SURVIVOR ANNUITY generally shall mean an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to two-thirds of the annuity payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single life annuity for the life of the Participant. For benefits payable from account balances originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan, QUALIFIED JOINT AND SURVIVOR ANNUITY shall mean an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to fifty percent (50%) of the annuity payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single life annuity for the life of the Participant. (10/l/97)

1.44 QUALIFIED NON-ELECTIVE CONTRIBUTIONS shall mean contributions to the Trust made by the Employer for the Plan Year, other than 401(k) Contributions, Profit Sharing Contributions, and Matching Contributions, and allocated to Participants' 401(k) Accounts under
         Section 3.04 of the Plan. (1/l/88)

1.45 ROLLOVER ACCOUNT shall mean the portion of a Participant's interest in this Plan which is attributable to his Rollover Contributions. (1/l/84)

1.46 ROLLOVER CONTRIBUTION shall mean a contribution made by an Employee from another qualified plan as provided in Section 3.06 of this Plan. (1/l/84)

1.47 TOP HEAVY PLAN shall mean this Plan with respect to any Plan Year if, as of the last day of the preceding Plan Year, (i) the aggregate of the accounts of Key Employees under the Plan exceeds sixty (60%) percent of the aggregate of the accounts of all Employees under the Plan or (ii) this Plan is part of a top heavy group. For purposes of determining whether this Plan is a Top Heavy Plan, (A) each plan of the Employer in which a Key Employee is a Participant and (B) each other plan of the Employer which enables any plan described in subclause (A) to meet the requirements of Sections 401(a)(4) or 410 of the Code shall be aggregated. This Plan shall be considered as part of a top-heavy group for any Plan Year if it is included in a group of plans which are aggregated in accordance with the preceding sentence and the sum of (x) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such aggregation group and
         (y) the aggregate of the accounts of Key Employees under all defined contribution plans included in such aggregation group exceeds sixty (60%) percent of a similar sum determined for all Employees. The following shall apply for purposes of this Section 1.47:

         (a) For purposes of determining the present value of the cumulative accrued benefit for any Employee or the amount of the account of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to such Employee during the five (5) year period ending on the Determination Date.

         (b) Except to the extent provided in regulations issued by the Secretary of the Treasury or his designate, any Rollover Contribution (or similar transfer) initiated by an Employee and made after December 31, 1983 to a plan shall not be taken account with respect to the transferee plan for purposes of determining whether such plan is a Top Heavy Plan (or whether any aggregation group which includes such plan is a top heavy group).

         (c) If an individual is not a Key Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit for such Employee and the account of such Employee shall not be taken into account.

         (d) If an individual has not received any Compensation from the Employer (other than benefits under the Plan) at any time during the five (5) year period ending on the determination date, any accrued benefit for such individual and the account of such individual shall not be taken into account. (1/l/85)

         (e) To the extent provided in regulations issued by the Secretary of the Treasury or his designate, this section shall be applied on the basis of any year specified in such regulations in lieu of plan years.

         (1/l/84)

1.48 TRUST shall mean the HADCO Corporation Retirement Trust established under a separate trust agreement between the Employer and Trustee, and forming a part of this Plan. (1/l/92)

1.49 TRUSTEE shall mean any person or other entity appointed by the Employer to act as Trustee under the Trust, and any successor Trustee, who or which has executed and is acting under the Trust. (1/l/92)

1.50     VALUATION DATE shall mean the last day of each calendar quarter.

1.51 VESTING COMPUTATION PERIOD shall mean the Plan Year. Each Vesting Computation Period during which the Employee completes one thousand (1,000) Hours of Service shall be considered a Year of Service for vesting purposes. An Employee who completes more than 1,000 hours of service during both twelve month periods extending from October 28, 1979 to October 25, 1980 and from January 1, 1980 to December 3 1, 1980 shall be credited with two Years of Service for purposes of determining his vested interest in his Profit Sharing Account. For purposes of crediting Years of Service under this Plan, an individual who becomes an Employee as a result of an asset or stock acquisition, merger or other similar transaction shall receive credit for service with his prior employer who was a party to such transaction. (10/28/79; 10/1/97)

1.52 Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise.

                                   ARTICLE II

                               PLAN PARTICIPATION

2.01     INITIAL PARTICIPATION

         For Plan Years ending on or before December 31, 1987, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the first day of the month next following his completion of a Participation Computation Period during which he completed one thousand (1,000) Hours of Service, but in no event earlier than the Effective Date. For Plan Years beginning on or after January 1, 1988, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the Entry Date next following the completion of a six month period of service with the Employer without regard to the number of Hours of Service completed. (1/l/88)

         For purposes of determining an Employee's initial eligibility to participate, an Employee shall receive credit for the time period commencing with the first day he performs an Hour of Service for the Employer and ending on the date a twelve consecutive month period of severance begins. A period of severance shall mean a period of time during which the Employee is no longer employed by the Employer, and shall begin on the earlier of (i) the date on which the Employee quits, retires, is discharged or dies or (ii) the first anniversary of the first day of a period in which the Employee remains absent from service (with or without pay) with the Employer for any reason other than quit, retirement, discharge or death, such as on account of vacation, holiday, sickness, disability, leave of absence or layoff; provided, however, that "second anniversary" shall be substituted for "first anniversary" under this clause (ii) for an Employee who is absent from service beyond the first anniversary of the first day of absence by reason of the pregnancy of the individual, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement.
         (1/l/88)

         For purposes of determining eligibility to participate in this Plan, an individual who becomes an Employee as a result of an asset or stock acquisition, merger or other similar transaction shall receive credit for service with his prior employer who was a party to such transaction. (10/l/97)

2.02     CESSATION OF PARTICIPATION

         A Participant shall become an inactive Participant on the date his employment with the Employer terminates. He shall remain an inactive Participant until the date on which the balance of his Participant Account is distributed to him, or is forfeited, at which time he shall cease to be an inactive Participant and become a former Participant. Active participation in this Plan subsequent to either of those dates shall be determined in accordance with Section 2.03.

2.03     REINSTATEMENT OF ACTIVE PARTICIPATION

         An inactive or former Participant shall recommence active participation in this Plan on his date of reemployment by the Employer. (1/l/85)

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

3.01     PROFIT SHARING CONTRIBUTIONS

         The Employer may make annual Profit Sharing Contributions to the Trust in accordance with this Section 3.01 for the Fiscal Year during which this Plan is established and for each subsequent Fiscal Year. The Profit Sharing Contribution for each Fiscal Year shall be an amount from the Employer's current or accumulated Net Profit as determined annually by the Board of Directors of the Employer, subject to the limitations set forth in this Section 3.01 and in Section 3.09, provided that the Board of Directors may determine that no Profit Sharing Contribution shall be made for a particular Fiscal Year regardless of whether the Employer has a Net Profit for such year or an accumulated Net Profit for prior Fiscal Years.

         The Profit Sharing Contribution for each Fiscal Year shall be limited in amount so that it does not exceed any of the following amounts:

         (a) The sum of the Employer's Net Profit for such Fiscal Year plus its accumulated Net Profit for prior Fiscal Years; or

         (b) The maximum amount deductible from the Employer's income for such Fiscal Year under Section 404 of the Code as a contribution to a profit sharing plan which meets the requirements for qualification under Section 401 of the Code, after taking into consideration all other Employer contributions under this Plan; or

         (c) The aggregate individual Participant limitations in accordance with Section 415 of the Code, as applied in accordance with
                  Section 3.09.

         The Profit Sharing Contribution for each Fiscal Year shall be paid to the Trustee as soon as practicable after the end of the Fiscal Year, but in any event not later than the due date for the Employer's federal income tax return for such Fiscal Year, including extensions. If no Profit Sharing contribution is to be made for a particular Fiscal Year, the Employer shall so notify the Trustee within sixty (60) days after the end of such Fiscal Year. Profit Sharing Contributions shall be allocated to the Profit Sharing Accounts of those Participants who shall have received any 401(k) Compensation during such Fiscal Year and who are employed on the last day of the Fiscal Year. Such contribution shall be allocated according to the ratio that each such Participant's 401(k) Compensation for the Fiscal Year bears to the total 401(k) Compensation of all such Participants for the Fiscal Year. For individuals who have become Participants during the 1997 Fiscal Year as a result of an asset or stock acquisition, merger or other similar transaction, the 401(k) Compensation to be taken into account hereunder for said Fiscal Year shall be 401(k) Compensation received during the period from January 1, 1997 through October 25, 1997 from the Employer or from the individual's prior employer who was a party to the transaction. For individuals who have become Participants during the 1998 Fiscal Year as a result of an asset or stock acquisition, merger or other similar transaction, the 401(k) Compensation to be taken into account hereunder for said Fiscal Year shall be 401(k) Compensation received during the period from April 1, 1998 through October 31, 1998 from the Employer or from the individual's prior employer who was a party to the transaction.

         (1/1/88; 3/10/93; 1/1/97; 1/1/98)

3.02     401(k) CONTRIBUTIONS

         Effective as of April 1, 1988, an Employee who has met the eligibility and participation requirements of Article II may elect to defer not less than 1% nor more than 15% of his 401(k) Compensation pursuant to a salary reduction agreement with the Employer, in lieu of receiving cash compensation. Such deferred amounts shall be paid by the Employer to the Trustee as 401(k) Contributions promptly following each pay period and shall be allocated to the Participant's 401(k) Account. 401(k) Contributions may be made under this Section 3.02 without regard to current or accumulated Net Profits of the Employer.

         An initial election to authorize 401(k) Contributions must be effective as of an Entry Date following the date of the election. A Participant may change the amount of his 401(k) Contribution as of the beginning of any calendar quarter, or more frequently if administratively feasible, and may revoke any election to authorize 401(k) Contributions at any time. No such change or revocation may be retroactively effective. No Participant shall be required to make an election under this Section 3.02.

         No Employee shall be permitted to have 401(k) Contributions made under this Plan during any calendar year in excess of $7,000.00 adjusted for cost of living changes determined by the Secretary of the Treasury under Section 402(g) of the Code. In addition, 401(k) Contributions on behalf of Highly Compensated Employees shall be limited as provided in
         Section 3.09. The provisions of Section 4.04 shall further limit the election and amount of 401(k) Contributions for any Participant who has received a hardship distribution pursuant to that Section.

         (1/l/88; 7/l/96)

3.03     MATCHING CONTRIBUTIONS

         The Employer shall make Matching Contributions to the Trust on behalf of each Participant for whom 401(k) Contributions have been made during the Plan Year, in accordance with this Section 3.03 and subject to the limits of Section 3.09.

         The amount of the Matching Contribution for Plan Years ending on or before December 31, 1996 shall be equal to 25% of the amount of the Participant's aggregate 401(k) Contributions for the Plan Year that do not exceed four (4%) percent of the Participant's aggregate 401(k) Compensation for the Plan Year.

         The amount of the Matching Contribution for the 1997 Plan Year shall be equal to the sum of (1) 25% of the amount of the Participant's aggregate 401(k) Contributions for the period from January 1, 1997 through October 31, 1997 that do not exceed four (4%) percent of the Participant's aggregate 401(k) Compensation for such period, and (2) 50% of the amount of the Participant's aggregate 401(k) Contributions for the period from November 1, 1997 through December 31, 1997 that do not exceed six (6%) percent of the Participant's aggregate 401(k) Compensation for such period.

         The amount of the Matching Contribution for Plan Years beginning on or after January 1, 1998 shall be equal to 50% of the amount of the Participant's aggregate 401(k). Contributions for the Plan Year that do not exceed six (6%) percent of the Participant's aggregate 401(k) Compensation for the Plan Year.

         The Employer's Matching Contribution for each Participant shall be recalculated monthly or more frequently based upon the Participant's year-to-date 401(k) Contributions and 401(k) Compensation. For the 1997 Plan Year, any Participant who reached the maximum permitted 401(k) Contributions under Section 3.02 prior to the end of the Plan Year and who is employed on the last day of the Plan Year shall be treated as having made his 401(k) Contributions and having received his 401(k) Compensation in equal monthly amounts over the entire Plan Year.

         Matching Contributions under this Section 3.03 may be made without regard to current or accumulated Net Profits.

         Matching Contributions shall be paid by the Employer to the Trustees not later than the due date for the Employer's federal income tax return for the Fiscal Year which ends within the Plan Year, including extensions. Matching Contributions shall be allocated to the Matching Contributions Accounts of the respective Participants on whose behalf the contributions are made.

         (1/l/88; 1/l/94; 11/l/97)

3.04     QUALIFIED NON-ELECTIVE CONTRIBUTIONS

         The Employer may make Qualified Non-elective Contributions to the Trust in accordance with this Section 3.04 for any Plan Year. If a Participant authorizes 401(k) Contributions under Section 3.02 when he first becomes eligible to do so, the Employer shall contribute to the Trust on behalf of such Participant as a Qualified Non-elective Contribution the sum of $100.00 without regard to the amount of the 401(k) Contribution. Any additional Qualified Non-elective Contribution for any Plan Year shall be an amount as determined annually by the Board of Directors of the Employer, subject to the limitations set forth in Section 3,.09, provided that the Board of Directors may determine that no Qualified Non-elective Contribution shall be made for a particular Plan Year, and provided further that the Board of Directors may authorize any additional Qualified Non-elective Contribution to be allocated among all Participants who are Non-highly Compensated Employees equally, or according to the ratio that each such Participant's 401(k) Contributions for the

         Plan Year bears to the total 401(k) Contributions of all Participants who are Non-highly Compensated Employees, or according to the ratio that each such Participant's Compensation bears to the total Compensation of all Participants who are Non-highly Compensated Employees for the Plan Year.

         Qualified Non-elective Contributions under this Section 3.04 may be made without regard to current or accumulated Net Profits.

         Qualified Non-elective Contributions shall be paid to the Trustee as soon as practicable after the end of the Plan Year, but in any event not later than the due date for the Employer's federal income tax return for the Fiscal Year which ends within such Plan Year, including extensions, shall be allocated to the 401(k) Accounts of Participants on whose behalf the contributions are made, and shall be fully vested when made.

         (1/l/88)

3.05     AFTER-TAX CONTRIBUTIONS

         For Plan Years ending on or before December 31, 1987, a Participant may elect to make After-Tax Contributions to the Trust by executing an application authorizing the Employer to make regular payroll deductions of said After-Tax Contributions or by means of a lump sum payment to the Trust. The amount of such After-Tax Contributions shall be subject to the limitations of Section 3.09, and the aggregate of all amounts a Participant contributes shall not exceed ten (10%) percent of the total Compensation paid to him since he became a Participant in the Plan. After-Tax Contributions shall be allocated to the After-Tax Contributions Account of the Participant who has made such contribution.

         (1/l/88)

3.06     ROLLOVER CONTRIBUTIONS

         An Employee may, with the consent of the Plan Administrator and the Trustee, contribute to the Trust a participant note for a plan loan or cash as a Rollover Contribution from another qualified plan or trust or an individual retirement account or annuity in accordance with Sections 402(c)(4), 403(a)(4) or 408(d)(3) of the Code and the regulations thereunder. A participant note for a plan loan must be assigned to the Trust directly from the other qualified plan or trust. The Plan Administrator or Trustee shall maintain a separate Rollover Account under the Trust for each Employee who has made a Rollover Contribution. All such Rollover Contributions and the investments thereon shall immediately become and at all times remain fully vested in the Employee. Rollover contributions shall not be taken into consideration in determining the limitations set forth in Section 3.09. (1/l/88; 1/l/97)

3.07     FORFEITURES

         Any Forfeitures from Profit Sharing Accounts which have become available for distribution during a Plan Year shall be credited to the Profit Sharing Accounts of those Participants who are entitled to share in the Employer's Profit Sharing Contribution for the Fiscal Year ending with or within such Plan Year (regardless of whether a Profit Sharing Contribution has been made) and such amounts shall be allocated in the same manner as the Employer's Profit Sharing Contribution under
         Section 3.01.

         Any Forfeitures from Matching Contributions Accounts which have arisen during a Plan Year shall be used to reduce the amount of Matching Contributions required to be made by the Employer under Section 3.03 for the Plan Year. In the event that the amount of such Forfeitures exceeds the amount of Matching Contributions so required, the excess shall be held in a suspense account to be used to reduce the amount of Matching Contributions required for any subsequent Plan Year. In the event that upon the termination of the Plan there is any amount then held in such suspense account, such amount shall be allocated among those Participants who have a balance in their Matching Contributions Accounts according to the ratio that the aggregate of each such Participant's Matching Contributions Account and 401(k) Account bears to the aggregate of all Participants' Matching Contributions Accounts and 401(k) Accounts, and such amounts shall be credited to such Matching Contributions Accounts, subject to Sections 3.09 and 3.10.

         (1/l/88)

3.08     INVESTMENT ADJUSTMENT

         Beginning as of July 1, 1996, the net earnings or losses of the trust fund shall be computed on a daily basis. Dividends and interest shall be credited as of the date they are declared, and gains and losses from investments shall be credited or debited at the time they are realized.

         (1/l/88; 7/l/96)

3.09     LIMITATIONS ON ALLOCATIONS AND CONTRIBUTIONS

         (a)      Maximum Annual Additions

                  All annual additions made under the provisions of this Article III within any Plan Year and with respect to any Participant shall not exceed the lesser of:

                  (i) Thirty thousand dollars ($30,000.00) or, if greater, one-fourth of the dollar limitation in effect under
                           Section 415(b)(1)(A) of the Code, or

                  (ii) for Plan Years ending on or before December 31, 1997, 25% of the Participant's Compensation for such Plan Year, or for Plan Years beginning on or after January 1, 1998, 25% of the Participant's 414(q) Compensation for such Plan Year.

                  For Plan Years ending on or before December 31, 1986, the term "annual addition" shall mean the sum of (1) Employer Contributions, plus (2) the lesser of one-half (1/2) of the Participant's After-Tax Contributions or such Participant's After-Tax Contributions in excess of six percent (6%) of his annual Compensation, plus (3) Forfeitures. For Plan Years beginning after December 31, 1986, the term "annual addition" shall mean the amount allocated to a Participant's Account during the Plan Year that constitutes Profit Sharing Contributions, 401(k) Contributions, Matching Contributions, Qualified Non-elective Contributions, After-Tax Contributions and Forfeitures.

                  In the event the limits of this Section 3.09(a) are exceeded, the provisions of Section 3.10(a) shall become effective.

                  (1/1/88; 1/1/98)

         (b)      Maximum 401(k) Contributions ("ADP Test")

                  The average actual deferral percentage for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of (i) or (ii) below:

                  (i) the average actual deferral percentage for eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25, or

                  (ii) the average actual deferral percentage for eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 2.0, provided that the average actual deferral percentage for eligible Participants who are Highly Compensated Employees does not exceed the average actual deferral percentage for eligible Participants who are Non-highly Compensated Employees by more than two percentage points or such lesser amount as the Secretary of the Treasury may prescribe by regulation, and provided further that the provisions of Section 3.09(d) are not applicable.

                  For purposes of this Section 3.09(b) and Section 3.10(c), the following definitions shall be used:

                  (x) "Actual deferral percentage" shall mean the ratio (expressed as a percentage and rounded to the nearest one-hundredth of a percent) of 401(k) Contributions and, to the extent needed to meet the requirements of
                           Section 401(k)(3)(A)(ii) of the Code, Qualified Non-elective Contributions on behalf of the eligible Participant for the Plan Year to the eligible Participant's 414(q) Compensation for the Plan Year and shall be determined separately for each eligible Participant. The actual deferral percentage of an eligible Participant who does not elect to have 401(k) Contributions made to his Account shall be zero.

                  (y) "Average actual deferral percentage" shall mean the average (expressed as a percentage and rounded to the nearest one-hundredth of a percent) of the actual deferral percentages of the eligible Participants in a group.

                  (z) "Eligible Participant" shall mean any Participant who is eligible under the terms of the Plan to have 401(k) Contributions allocated to his Account for all or any part of the Plan Year and includes an Employee who would be a Participant but for his failure to elect 401(k) Contributions, an Employee whose eligibility to elect 401(k) Contributions has been suspended because of an election not to participate or because of a distribution or a loan, and an Employee who cannot elect 401(k) Contributions because the limitations on annual additions set out in Section 3.09(a) above would be exceeded.

                  For purposes of calculating actual deferral percentages, a 401(k) Contribution shall be taken into account for the Plan Year being tested only if the contribution (1) is allocated to the Participant's Account as of a date within the Plan Year,
                  (2) is not contingent upon the Participant's participation in the Plan or performance of services on any date subsequent to that date, (3) is actually paid to the trust no later than the end of the 12-month period immediately following the Plan Year to which the contribution relates, and (4) relates to compensation that, but for the Participant's election to authorize the contribution, would have been received by him in the Plan Year or within two and one-half months after the close of the Plan Year. Qualified Non-elective Contributions may be taken into account to the extent needed to meet the requirements of Section 401(k)(3)(A)(ii) of the Code, as set out in paragraphs (i) and (ii) above, in accordance with the provisions of Treasury Reg. ss.1.401(k)-1 (b) which is incorporated herein by reference.

                  For Plan Years ending on or before December 31, 1996, for purposes of the ADP Tests under paragraphs (i) and (ii) above, Employees who are Family Members of a five percent owner or a Highly Compensated Employee who is one of the ten most highly compensated Employees, ranked on the basis of 414(q). Compensation paid by the Employer during such year, shall be aggregated with the Highly Compensated Employee. Where family aggregation is required, the related Employees are treated as one Highly Compensated Employee and the actual deferral percentage for the group is the ratio determined by combining the 414(q) Compensation, 401(k) Contributions and Qualified Non-elective Contributions of the Highly Compensated Employee and all Family Members. Once the ratio for the group has been determined, the 414(q) Compensation, 401(k) Contributions and Qualified Non-elective Contributions of each Family Member are not separately taken into account in the applicable test.

                  The determination and treatment of the 401(k) Contributions, Qualified Non-elective Contributions and actual deferral percentage of any Participant shall satisfy such other requirements as may be prescribed under Treasury Reg. ss.1.401(k)-1(b).

                  In the event the limits of this Section 3.09(b) are exceeded, the provisions of Section 3.10(c) shall become effective.

                  (1/l/93)

         (c) Maximum Employee Contributions and Matching Contributions ("ACP Test")

                  The average contribution percentage for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of (i) or (ii) below:

                  (i) The average contribution percentage for eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (ii) The average contribution percentage for eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 2.0, provided that the average contribution percentage for eligible Participants who are Highly Compensated Employees does not exceed the average contribution percentage for eligible Participants who are Non-highly Compensated Employees by more than two percentage points or such lesser amount as the Secretary of the Treasury may prescribe by regulation, and provided further that the provisions of Section 3.09(d) are not applicable.

                  For purposes of this Section 3.09(c) and Section 3.10(d), the following definitions shall be used:

                  (w) "Average contribution percentage" shall mean the average (expressed as a percentage and rounded to the nearest one-hundredth of a percent) of the contribution percentages of the eligible Participants in a group.

                  (x) "Contribution percentage" shall mean the ratio (expressed as a percentage and rounded to the nearest one-hundredth of a percent), of the sum of the employee contributions and Matching Contributions under the Plan on behalf of the eligible Participant for the Plan Year to the eligible Participant's 414(q) Compensation for the Plan Year and shall be determined separately for each eligible Participant. The contribution percentage of an eligible Participant who makes no employee contributions and receives no Matching Contributions shall be zero.

                  (y) "Eligible Participant" shall mean any Participant who is eligible under the terms of the Plan to have Employee Contributions or Matching

                           Contributions allocated to his account for all or any part of the Plan Year and includes an Employee who would be a Participant but for his failure to make contributions under this or any other Plan, an employee whose eligibility to make employee contributions or to receive Matching Contributions has been suspended because of an election not to participate, and an Employee who cannot make employee contributions or receive a Matching Contribution because the limitations on annual additions set out in Section 3.09(a) above would be exceeded.

                  (z) "Employee Contributions" shall mean any mandatory or voluntary contribution to the plan that is treated at the time of contribution as an after-tax employee contribution and is allocated to a separate account to which earnings and losses are allocated and includes After-Tax Contributions and amounts attributable to Excess 401(k) Contributions as defined in Section 3.10(c) that have been recharacterized as contributed by the Participant to the Trust. Employee contributions do not include repayment of loans, repayment of distributions described in Section 411(a)(7)(C) of the Code and
                           Section 7.03 of the Plan, and employee contributions that are transferred to the Plan from another Plan.

                  For purposes of calculating actual contribution percentages, an employee contribution shall be taken into account for the Plan Year being tested only if the contribution is paid to the trust during the Plan year or paid to an agent of the Plan within the Plan Year and transmitted to the Trust within a reasonable period after the end of the Plan Year. An Excess 401(k) Contribution that is re-characterized shall be taken into account in the Plan Year in which the contribution would have been received in cash by the Participant had he not elected to defer the amount. A Matching Contribution shall be taken into account for a Plan Year only if it (1) is made on account of the Participant's elective or employee contributions for the Plan year, (2) is allocated to the Participant's Account as of a date within the Plan Year, and
                  (3) is actually paid to the trust no later than the end of the 12-month period immediately following the Plan Year to which the contribution relates. A Matching Contribution that is forfeited to correct Excess Aggregate Contributions, or because the contribution to which it relates is treated as an Excess Deferral under Section 3.10(b), an Excess 401(k) Contribution under Section 3.10(c), or an Excess Aggregate Contribution under Section 3.10(d) shall not be taken into account for purposes of calculating actual contribution percentages. Qualified Non-elective Contributions may be treated as Matching Contributions and taken into account to the extent needed to meet the requirements of Section 401(m)
                  (2)(A) of the Code, as set out in paragraphs (i) and (ii) above, if and to the extent not used to meet the requirements of Section 401(k)(3)(A)(ii) of the Code and if the requirements of Treasury Reg. ss.1.401 (m)-1(b)(5) are satisfied.

                  For Plan Years ending on or before December 31, 1996, for purposes of the ACP Tests under paragraphs (i) and (ii) above, Employees who are Family Members of a five percent owner or a Highly Compensated Employee who is one of the ten most highly compensated Employees shall be aggregated with the Highly Compensated Employee. Where family aggregation is required, the related Employees are treated as one Highly Compensated Employee and the contribution percentage for the group is the ratio determined by combining the 414(q) Compensation, employee contributions and Matching Contributions of the Highly Compensated Employee and all Family Members. Once the ratio for the group has been determined, the 414(q) Compensation, employee contributions and Matching Contributions of each Family Member are not separately taken into account in the applicable test. (1/l/97)

                  The determination and treatment of employee contributions, Matching Contributions and Qualified Non-elective Contributions and the contribution percentage of any eligible Participant shall satisfy such other requirements as may be prescribed under Treasury Reg. ss.1.401(m)(I)(b), which is incorporated herein by reference.

                  In the event the limits of this Section 3.09(c) are exceeded, the provisions of Section 3.10(d) shall become effective. (1/l/93)

         (d) Restrictions on Multiple Use of Alternative Limitation for ADP and ACP Tests

                  The provisions of Sections 3.09(b)(ii) and 3.09(c)(ii) set forth alternative methods of compliance with Sections 401(k) and 401(m) of the Code, respectively, and are referred to in this section as the "alternative limitation." Multiple use of the alternative limitation under both Section 3.09(b) and
                  Section 3.09(c) is not permitted. A determination whether multiple use of the alternative limitation has occurred shall be made in accordance with Treasury Reg.
                  ss.1.401(m)-1(b).

                  In the event multiple use of the alternative limitation has occurred with respect to a Plan Year, such multiple use shall be corrected in accordance with this Section 3.09(d). The Employer shall have the option of eliminating the multiple use of the alternative limitation by making Qualified Non-elective Contributions. If such Qualified Non-elective Contributions are not made, or are made but do not eliminate the multiple use of the alternative limitation, the actual contribution percentage of the entire group of eligible Participants who are Highly Compensated Employees shall be reduced so that there is no multiple use of the alternative limitation. The calculation of the amount of the reduction of the actual contribution percentages shall be made in accordance with the provisions of Treasury Reg. ss.1.401(m)-1(e)(2), which is incorporated herein by reference.

                  (1/l/93)

         (e)      Limitations on Compensation

                  For Plan Years beginning after December 31, 1993, the Compensation of each Employee taken into account under this Plan shall not exceed $150,000.00, adjusted for cost of living changes determined by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For Plan Years beginning after December 31, 1988 and before January 1, 1994, the Compensation of each Employee taken into account under this Plan shall not exceed $200,000 adjusted for cost of living changes determined by the Secretary of the Treasury under Section 401(a)(17) of the Code. The Compensation of an Employee who is a five percent owner or a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of Compensation paid by the Employer during such year shall include the Compensation of the spouse of the Employee and of any lineal descendant of the Employee who has not attained age 19 before the end of the Plan Year, and such persons shall not be considered separate Employees.

                  (1/l/89; 1/l/94)

3.10     ALLOCATION OF EXCESS ALLOCATIONS AND CONTRIBUTIONS

         (a)      Excess Annual Additions

                  The following steps shall be taken when a Participant has received an allocation to his Participant Account in a given Plan Year which results in an annual addition that would exceed the limitations in 3.09(a) above:

                  (i) That portion of a Participant's After-Tax Contribution for that Plan Year which is a part of the annual additions shall be refunded to him to the extent necessary to reduce the annual addition to the allowable limits as set forth in Section 3.09(a) above.

                  (ii) If, after returning a Participant's After-Tax Contributions for that Plan Year as called for in (i) above, the limits of Section 3.09(a) are still exceeded, then the excess portion of the allocation of Profit Sharing Contributions and Forfeitures shall be reallocated to eligible Participants as a Forfeiture for the Year in the manner described in
                           Section 3.07 of this Article III.

                  (iii) In the event that any Profit Sharing Contributions and/or Forfeitures may still be remaining subsequent to the procedures set forth in (ii) above, then such amounts shall be placed in a suspense account to be reallocated on the next succeeding Allocation Date in accordance with Section 3.07 of this Article Ill. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's Account.

                  (iv) Notwithstanding any other provisions of this Plan, the Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of contribution were on the allocation date. If an allocation is made to such suspense account, it shall contain gains or losses. Any such gains shall be viewed as an annual addition at the time they are allocated to a Participant's Account.

                  (1/l/87)

         (b)      Excess Deferrals

                  In the event the aggregate elective deferrals of a Participant under one or more plans described in Sections 401(k), 408(k) or 403(b) of the Code exceed $7,000.00 (adjusted for cost of living changes as provided in Section 3.02) for any taxable year of such Participant, the excess deferral amount for such year that the Participant allocates to this Plan and income allocable thereto shall be distributed no later than April 1 following the close of such taxable year, provided that the Participant gives written notice on or before March 1 following the close of the taxable year specifying the excess deferral amount allocated to this Plan and stating that if such amounts are not distributed, such excess deferral amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403 (b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. Notwithstanding a distribution under this
                  Section 3.10(b), any excess deferral amount allocated to this Plan shall be treated as a 401(k) Contribution for purposes of applying Section 3.09(b). (1/l/88; 7/l/96)

         (c)      Excess 401(k) Contributions

                  The Plan Administrator may suspend, reduce or prohibit all 401(k) Contributions made on behalf of Participants who are Highly Compensated Employees for any Plan Year or part thereof, if the Plan Administrator in its discretion determines that such 401(k) Contributions may result in an actual deferral percentage that exceeds the limits of Section 3.09(b). In the event the limits of Section 3.09(b) are exceeded for any Plan Year, the excess contributions shall be treated as provided in (i) or (ii) below:

                  (i) At the Participant's written election, excess contributions and income allocable thereto shall be treated as an amount distributed to the Participant and then contributed by the Participant to the Trust, provided that such treatment does not cause the limitations of Sections 3.09(a) or 3.09(c) to be exceeded.

                  (ii) For Plan Years ending on or before December 31, 1996, except as otherwise elected in writing by a Participant pursuant to (i) above, excess contributions and income or loss allocable thereto shall be distributed no later than the last day of the following Plan Year to Participants on whose behalf such excess contributions were made. Any distribution of excess contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each of such Employees. For Plan Years beginning on or after January 1, 1997, any distribution of excess contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees. (1/1/97)

                  Allocable income or loss shall include income or loss for the Plan Year in which the limits were exceeded. Allocable income or loss shall be determined by multiplying the income or loss for the Plan Year by a fraction, the numerator of which is the excess contributions for the Plan Year and the denominator of which is the Participant's account balance attributable to 401(k) Contributions, Matching Contributions and Qualified Non-elective Contributions as of the end of the Plan Year minus the income or plus the loss allocable to such account balance for the Plan Year.

                  (1/1/88)

                  The term "excess contributions" means, with respect to any Plan Year, the excess of (x) the aggregate amount of 401(k) Contributions, Matching Contributions and Qualified Non-elective Contributions actually paid over to the Trustees on behalf of Highly Compensated Employees for such Plan Year, over (y) the maximum amount of such contributions permitted under the limitations of Section 3.09(b) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of actual deferral percentages beginning with the highest of such percentages).

                  (1/l/88)

         (d)      Excess Aggregate Contributions

                  In the event the limits of Section 3.09(c) are exceeded for any Plan Year, excess aggregate contributions and income or loss allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of the following Plan Year to Participants to whose accounts such After-Tax Contributions or Matching Contributions were allocated. For Plan Years ending on or before December 31, 1996, any distribution of excess aggregate contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of such amounts attributable to each of such Employees. Forfeitures of excess aggregate contributions may not be allocated to Participants whose contributions are reduced under this paragraph. For Plan Years beginning on or after January 1, 1997, any distribution of excess aggregate contributions for any Plan Year shall be made to Highly Compensated

                  Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees. (1/1/97)

                  Allocable income or loss shall include income or loss both for the Plan Year in which the limits were exceeded. Allocable income or loss shall be determined by multiplying the income or loss for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions for the Plan Year and the denominator of which is the Participant's account balance attributable to After-Tax Contributions and Matching Contributions as of the end of the Plan Year minus the income or plus the loss allocable to such account balance for the Plan Year.

                  The term "excess aggregate contributions" means, with respect to any Plan Year, the excess of (x) the aggregate amount of contributions taken into account in computing the contribution percentage under Section 3.09(c) actually made on behalf of Highly Compensated Employees for such Plan Year, over (y) the maximum amount of such contributions permitted under the limitations of Section 3.09(c) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages). The determination of the amount of excess aggregate contributions shall be made after first applying the provisions of Sections 3.10(b) and 3.10(c).

                  (1/l/87)

3.11     CONTRIBUTIONS FOR TOP HEAVY PLAN YEARS

         For any Plan Year for which this Plan is deemed to be a Top Heavy Plan under the provisions of Section 1.47 of the Plan, the following provisions shall apply:

         (a) The Employer shall contribute for each Participant who is not a Key Employee not less than three (3%) percent of such Participant's Compensation for the year, except as provided in
                  Section 3.11(b) below. For purposes hereof, any Participant who has not separated from service at the end of the Plan Year shall receive the minimum contribution provided for herein without regard to the number of hours worked during the Plan Year.

         (b) The percentage referred to in Section 3.11(a) above for any year shall not exceed the percentage at which contributions are made under the Plan for such year for the Key Employee for whom such percentage is the highest for the year. The determination of the percentage at which contributions are made for each Key Employee shall be made by dividing the contribution for such Employee by so much of his Compensation for the year as does not exceed the amount in effect under
                  Section 3.09(e). (7/l/96)

         (c) The annual Compensation of each Employee taken into account under this Plan shall not exceed $200,000 multiplied by the Adjustment Factor. For Plan Years beginning on or after January 1, 1989, Section 3.09(e) shall be applied in lieu of this Section 3.11(c).

                  (1/l/89)

3.12     CONTRIBUTIONS UNDER USERRA

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

                                   ARTICLE IV

                DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT

4.01     DISTRIBUTIONS FROM AFTER-TAX CONTRIBUTIONS ACCOUNTS

         A Participant may, at any time prior to his separation from service with the Employer, whether by reason of death, disability, retirement or termination of employment, elect to receive a distribution equal to all or a specified portion of the value of his After-Tax Contributions Account. Any request for a distribution shall be made in accordance with the provisions of Section 4.05.

         For years ending prior to December 31, 1987, any Participant who receives a distribution from his After-Tax Contributions Account shall be prohibited from making After-Tax Contributions for a period of twelve (12) months. The Participant may elect to resume After-Tax Contributions as of the first day of any month which succeeds the date of withdrawal by at least twelve (12) months. Election to resume payments must be made in writing to the Plan Administrator at least thirty one (31) days prior to the first day of the month in which the Participant wishes the resumption to be made effective.

         Amounts withdrawn by a Participant hereunder may not be returned to the Trust.

         Upon a Participant's separation from service with the Employer, whether by reason of death, disability, retirement or termination of employment, distribution of the Participant's After-Tax Contributions Account shall be subject to the provisions of Article VI or VII, as the case may be.

         (1/l/92)

4.02     DISTRIBUTIONS FROM PROFIT SHARING ACCOUNT

         In no event shall a Participant be eligible to elect a distribution from his Profit Sharing Account except upon his termination from service with the Employer, whether by reason of death, disability, retirement or termination of employment, at which time such distribution shall be subject to the terms of Article VI or VII, as the case may be.

         (1/l/92)

4.03     DISTRIBUTIONS FROM ROLLOVER ACCOUNT

         (a) A Participant may, at any time after he has attained age 59 1/2, elect to withdraw a cash amount equal to all or a specified portion of his Rollover Account. Any withdrawal shall be made in accordance with the provisions of Section 4.05.

         (b) Prior to his termination from service with the Employer, a Participant may request, and the Plan Administrator may authorize, distributions from the Participant's Rollover Account in the event of hardship, as defined in Section 4.05. Any hardship distribution shall be made in accordance with the provisions of Section 4.05.

         (c) Upon a Participant's termination from service with the Employer, whether by reason of death, disability, retirement or termination of employment, distribution of the Participant's Rollover Account shall be subject to the terms of Article VI or VII, as the case may be.

         (Paragraphs (b) and (c) eff. 1/l/92; paragraph (a) eff. 1/l/93)



4.04 DISTRIBUTIONS FROM 401(k) ACCOUNT (INCLUDING 401(k) AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS) AND MATCHING CONTRIBUTIONS ACCOUNT

         Prior to his termination from service with the Employer, a Participant shall be eligible to elect or request a distribution from his 401(k) Account (including 401(k) and Qualified Non-elective Contributions) or Matching Contributions Account only as provided herein.

         (a) A Participant may, at any time after he has attained age 59 1/2, elect to withdraw a cash amount equal to all or a specified portion of his 401(k) Account and the vested portion of his Matching Contributions Account. Any withdrawal shall be made in accordance with the provisions of Section 4.05. (1/l/93)

         (b) In the event this Plan terminates without the establishment of a successor plan, a Participant may elect to receive a lump sum distribution of the balance of his 401(k) Account and Matching Contributions Account. Any distribution shall be made in accordance with the provisions of Section 4.05.

         (c) A Participant may request, and the Plan Administrator may authorize, distributions from a Participant's 401(k) Account in the event of hardship, as defined in Section 4.05. Any hardship distribution shall be made in accordance with the provisions of Section 4.05.

         Any Participant who receives a hardship distribution under this Section 4.04(c) shall be prohibited from making 401(k) Contributions under this Plan, as well as any other elective contributions to all other plans of deferred compensation maintained by the Employer, for a period of twelve (12) months after the date of receipt of the distribution. The Participant may elect to resume 401(k) Contributions as of the Entry Date which succeeds the date of the hardship distribution by at least twelve (12) months, provided that the Participant's 401(k) Contributions for his taxable year immediately following the taxable year of the distribution shall not exceed the limit set forth in
         Section 3.02 of this Plan decreased by the amount of the Participant's 401(k) Contributions for the taxable year of the hardship distribution. An election to resume 401(k) Contributions must be made during the thirty (30) day period prior to the Entry Date on which the Participant wishes the resumption to be made effective.

         Hardship distributions under this Section 4.04(c) shall be limited to that portion of the Participant's 401(k) Account that is attributable to his 401(k) Contributions and shall not include any portion of such account that is attributable to income earned on such account after December 31, 1988. In addition, hardship distributions shall not include any portion of the Participant's 401(k) Account that is attributable to Qualified Non-elective Contributions or qualified employer matching contributions (if any) or any income earned thereon.

         (7/1/96)

         (d) Upon a Participant's separation from service with the Employer, whether by reason of death, disability, retirement or termination of employment, distribution of the Participant's 401(k) Account and Matching Contributions Account shall be subject to the provisions of Article VI or VII as the case may be.

                  (1/l/92)

4.05     PROCEDURES FOR PERMITTED WITHDRAWALS

         (a) All requests for distributions under Sections 4.01, 4.03(a), 4.04(a) and 4.04(b) shall be made in accordance with non-discriminatory procedures established by the Plan Administrator. The minimum distribution amount shall be the total balance of the Account or in increments of $100.00. Distributions shall be made as soon as administratively feasible following the request for withdrawal.

         (b) Requests for hardship distributions under Sections 4.03(b) and 4.04(c) shall be made to the Plan Administrator. Distributions shall be made as soon as administratively feasible following approval of the request for distribution.

                  Hardship shall mean an immediate and heavy financial need of the Participant where such Participant lacks other available resources to meet the need. The amount of the hardship distribution cannot exceed the amount necessary to satisfy the need.

                  The following will be deemed immediate and heavy financial needs: expenses incurred or necessary for medical care, described in Code Section 213(d), of the Participant or the Participant's spouse, children or dependents; payment of the funeral expenses of a family member; payment of tuition, related educational fees and room and board expenses for not more than the next twelve months of postsecondary education for the Participant, or the Participant's spouse, children or dependents; the purchase (excluding mortgage payments) of a principal residence for the Participant; or the need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

                  A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of the Participant only if
                  (i) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer and (ii) the distribution is not in excess of the amount necessary to meet the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                  The Plan Administrator may determine that a distribution is necessary to satisfy an immediate and heavy financial need of the Participant if (i) the amount of the distribution is not in excess of the amount required to relieve the need and (ii) the need may not be satisfied from other resources that are reasonably available to the Participant, including resources of the Participant, the Participant's spouse and minor children. In making this determination, the Plan Administrator may rely upon the Participant's representation (unless the Plan Administrator has actual knowledge to the contrary) that the need cannot reasonably be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by liquidation of the Participant's assets; (iii) by cessation of 401(k) Contributions (for hardship distributions from 401(k) Accounts); or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need. For purposes of this paragraph, a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need.

         (c) If a distribution is to be made from any portion of a Participant's Account that accrued prior to July 1, 1996 and if the Participant is married, the spouse of the Participant must consent to any lump sum distribution in excess of $3,500. The spouse's consent must be in writing and must acknowledge the effect of the election. The spouse's signature must be witnessed by a Plan representative or a notary public.

         (d) amounts withdrawn by a Participant may not be returned to the Trust.

         (1/l/92; 7/l/96)

4.06     LOANS TO PARTICIPANTS

         The Plan Administrator may, subject to rules of uniform application, authorize the Trustee to make loans to a Participant or to a Beneficiary, subject to the provisions of this Section 4.06.

         (a) Loans under this Section 4.06 may be made to any Participant, or to any former Participant or Beneficiary who is a party in interest under ERISA with respect to this Plan, so long as such individual has an account balance in his 401(k) account, Rollover Account and/or Matching Contributions Account. (1/1/92)

         (b) The amount of any loan to a Participant or Beneficiary, when added to the outstanding balance of all other loans from this Plan or a related plan to such Participant or Beneficiary, shall be limited to one-half of the present value of the Participant's or Beneficiary's vested interest in his 401(k) Account, Matching Contributions Account and Rollover Account, but shall not be more than fifty thousand ($50,000) dollars reduced by the excess, if any, of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made, over the outstanding balance of loans from the Plan on the date on which the loan is made. (1/1/92)

         (c) The minimum loan amount shall be $1,000 and the loan amount in excess of the minimum shall be in increments of $100.00.

         (d) Loans shall be made available to eligible Participants and Beneficiaries on a reasonably equivalent basis. The Plan Administrator may, however, reasonably decide to approve or deny a loan based upon an applicant's credit worthiness, other outstanding financial obligations, financial need and other factors that the Plan Administrator determines may adversely affect repayment of the loan. The Plan Administrator may charge a loan administration fee.

         (e) Any loan hereunder shall be evidenced by a valid promissory note, payable on a date or dates certain, with interest at a rate to be established by the Plan Administrator with reference to the then-current interest rates available from commercial lending institutions for similar loans. Monthly payments shall be in an amount that results in substantially level amortization of the principal and interest of the loan over the terms of the loan. Unless the loan is to be used to acquire any dwelling unit which, within a reasonable time of the date of the loan, is to be used as a principal residence of the Participant, the note shall provide that the loan is to be repaid within a period not exceeding five (5) years. The note shall also provide that the loan will become due and payable prior to the end of such period in the event of default by the borrower as defined below.

         (f) If the borrower is an Employee of the Employer, he shall authorize the Employer to withhold the amount of his periodic payments under the note from his compensation and to pay such amounts directly to the Trustee.

         (g) The Plan Administrator may require adequate security for the loan, determined with reference to the type and amount of security which would be required in the case of a similar arms-length transaction between unrelated parties in a commercial setting. The Participant's or Beneficiary's 401(k)Account, Matching Contributions Account and Rollover Account may be used as security for a loan, but only 50% of the present value of his vested interest in such Accounts, determined as of the origination of the loan, may be considered in determining the adequacy of such security. If any portion of such Accounts that accrued prior to July 1, 1996 is to be used as security, the spouse of a married Participant must consent in writing to the use of the Accounts as security and such consent must be given at the time the security interest is entered into.

         (h) A Participant or Beneficiary shall be in default with respect to any loan granted hereunder, and the note will become due and payable upon demand, upon the occurrence of any of the following:

                  (1) Failure by the borrower to pay when due any interest or principal or both under the note;

                  (2) The occurrence of an event of default under any other note of the borrower to the Trustee;

                  (3) If any property pledged as security for the note becomes subject to attachment or garnishment;

                  (4) If any property pledged as security for the note is disposed of without prior substitution of other security satisfactory to the Plan Administrator; or

                  (5) The occurrence of an event requiring the commencement of benefit payments or a distribution of the borrower's vested interest in his Accounts under the Plan.

                  In the event the Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, or becomes a subject of any wage earner plan under state or federal law, or in the event a bankruptcy or similar proceeding is commenced against borrower to which borrower consents, assents or acquiesces, or which remains undismissed or stayed for a period of 60 days, the note will become immediately due and payable.

         (i) The Plan Administrator shall take such actions as it deems reasonable and prudent to collect such amounts as are due and unpaid including but not limited to foreclosure on the security interest given to secure the loan. If the security interest is the Participant's or Beneficiary's 401(k) Account, Matching Contributions Account and/or Rollover Account the Plan Administrator may direct the Trustee to deduct such amounts from such Account or Accounts, in which event such amounts shall be treated as distributed to the borrower and applied by the borrower as a payment of the unpaid principal and interest under the note. The Plan Administrator shall not, however, take any action that would result in a disqualifying distribution under the Plan.

         (j) Any loan granted under this Section 4.06 shall be deemed to be made first from the borrower's 401(k) Account, then from his Matching Contributions Account, then from his Rollover Account, and the investment experience of such loan shall be credited to (or deducted from) the borrower's said Accounts in the proportion in which the fiends were borrowed. (1/ I /92)

         (10/l/89; Rollover Accounts added effective 1/l/92;7/l/96)

4.07     DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDER

         All or a specified portion of a Participant's vested interest in his Participant's Account may be distributed to an Alternate Payee in the form of a single sum cash distribution pursuant to a qualified domestic relations order which meets the requirements of Section 414(p) of the Code prior to the time the Participant would be entitled to a distribution under the Plan. The distribution shall be made as soon as administratively feasible following the close of the calendar quarter coinciding with or next following a determination by the Plan Administrator that a domestic relations order is qualified. This section shall not be interpreted as requiring that a domestic relations order provide for an Alternate Payee's benefit to be paid in a particular form or at a particular time in order to be qualified.

         (1/l/93)

                                    ARTICLE V

                                     VESTING

5.01     FULL VESTING

         (a) A Participant shall be one hundred percent (100%) vested in his After-Tax Contributions Account, Rollover Account and 401(k) Account at all times.

         (b) A Participant's interest in his Profit Sharing Account shall become one hundred percent (100%) vested at the earliest of the following dates:

                  (i) For Plan Years ending on or before December 31, 1987, the date the Participant has completed ten (10) Years of Service with the Employer; for Plan Years beginning after December 31, 1987, and ending on or before June 30, 1996, the date the Participant has completed five (5) Years of Service with the Employer; provided that, if the Participant has completed five (5) Years of Service on or before December 31, 1987 and is employed on that date, he shall become one hundred percent (100%) vested as of December 31, 1987; and for Plan Years beginning after June 30, 1996, the date the Participant has completed three (3) Years of Service with the Employer, provided that if the Participant has completed three Years of Service on or before June 30, 1996 and is employed on that date, he shall become one hundred percent (100%) vested as of June 30, 1996;

                  (ii)     The date of the Participant's death;

                  (iii)    The date the Participant incurs a Disability;

                  (iv)     The Participant's Normal Retirement Age;

                  (v) The date of termination of this Plan or partial termination of this Plan with respect to the Participant as provided in Article XIII, or the date of complete discontinuance of Employer contributions as provided in Section 10.04.

         (c) A Participant's interest in his Matching Contributions Account shall become one hundred percent (100%) vested at the earliest of the following dates:

                  (i) The date the Participant has completed three (3) Years of Service with the Employer;

                  (ii)     The date of the Participant's death;

                  (iii)    The date the Participant incurs a Disability;

                  (iv)     The Participant's Normal Retirement Age;

                  (v) The date of termination of this Plan or partial termination of this Plan with respect to the Participant as provided in Article XIII.

         (1/l/88; 7/l/96)

5.02     PARTIAL VESTING

         Prior to the date that the Participant's interest in his Profit Sharing Account or Matching Contributions Account becomes fully vested in accordance with Section 5.01, his current vested interest shall be determined in accordance with (a), (b), (c) or (d) below:

         (a) For Plan Years ending on or before December 31, 1987, the following schedule shall apply with respect to Profit Sharing
                  Accounts:

                                                   Vested Percentage of
         Years of Service                          Participant's Profit
         With the Employer                            Sharing Account
         -----------------                         --------------------

      Less than 4                                             0%
                4                                            40%
                5                                            50%
                6                                            60%
                7                                            70%
                8                                            80%
                9                                            90%
               10 or more                                   100%


         (b) For Plan Years beginning after December 31, 1987 and ending before June 30, 1996, the following schedule shall apply with respect to Profit Sharing Accounts:

                                                   Vested Percentage of
         Years of Service                          Participant's Profit
         With the Employer                            Sharing Account
         -----------------                         --------------------

      Less than 2                                             0%
                2                                            25%
                3                                            50%
                4                                            75%
                5 or more                                   100%


         (c) For Plan Years beginning after December 31, 1987, the following schedule shall apply with respect to Matching Contributions Accounts:

                                                   Vested Percentage of
         Years of Service                         Participant's Matching
         With the Employer                         Contributions Account
         -----------------                        ----------------------

            Less than 1                                      0%
                1                                         33 1/3%
                2                                         66 2/3%
             3 or more                                      100%


         (1/l/88)

         (d) For Plan Years beginning on or after July 1, 1996, the following schedule shall apply with respect to both Profit Sharing Accounts and Matching Contributions Accounts:

                                             Vested Percentage of
         Years of Service              Participant's Profit Sharing and
         With the Employer              Matching Contributions Account
         -----------------             --------------------------------

            Less than 1                              0%
                1                                  33 1/3%
                2                                  66 2/3%
             3 or more                              100%


         (7/l/96)

5.03     VESTING AFTER RECEIPT OF DISTRIBUTION

         In the event that a Participant receives a distribution from his Profit Sharing Account in accordance with the provisions of this Plan governing distributions prior to the date he is one hundred percent (100%) vested in such Account, then his vested interest in such Account on any date of determination subsequent to the date of distribution and prior to the date he ceases participation shall not be less than an amount ("X") determined by the formula:

         X =      P (AB + (R) (D))  (R) (D), where

         AB = The Participant's Account Balance as of the date of determination

         D =      Amount of the distribution

         P = The Vested percentage applicable to the Participant as of the date of determination

         R = The ratio of the Account Balance as of the date of determination to the Account Balance after the distribution

5.04     VESTING FOR TOP HEAVY PLAN

         (a) In the event this Plan is deemed to a Top Heavy Plan, a Participant's current vested interest in his Profit Sharing Account shall be determined in accordance with this Section
                  5.04 notwithstanding the foregoing provisions of this Article
                  V.

         (b) The following vesting schedule shall be applicable in lieu of the vesting schedule set out in Section 5.02(a), with respect to Plan Years ending on or before December 31, 1987:

                                                   Vested Percentage of
         Years of Service                          Participant's Profit
         With the Employer                            Sharing Account
         -----------------                         --------------------

            Less than 2                                      0%
                2                                           20%
                3                                           40%
                4                                           60%
                5                                           80%
             6 or more                                     100%


         (c) The vesting schedule set out in section 5.02(b) shall be applicable with respect to Plan Years beginning after December 31, 1987 and ending on or before June 30, 1996. The vesting schedule set out in Section 5.02(d) shall be applicable with respect to Plan Years beginning on or after July 1, 1996. (7/l/96)

         (d) For purposes of this Section 5.04, Years of Service shall be determined under the applicable provisions of Sections 1.50,
                  2.02 and 2.03 of this Plan.

         (e) At such time as the Plan ceases to be a Top Heavy Plan, the vesting schedule of Section 5.02 shall again become applicable in determining a Participant's vested interest in his Profit Sharing Account; provided, however, that no Participant's vested interest may be reduced hereunder; and provided further, that any Participant who has completed at least three
                  (3) years of service at the time the Plan ceases to be a Top-Heavy Plan may elect to continue to have his vested percentage determined under the schedule set out in this Subsection 5.04.

         (1/l/88)

5.05     CREDITING YEARS OF SERVICE

         (a) Years of Service for vesting purposes shall be credited in accordance with the following provisions:

                  (1) All Years of Service of a Participant who has never incurred a Break in Service or who has incurred fewer than five (5) consecutive Breaks in

                           Service shall be taken into account in determining his vested interest in his Profit Sharing Account and/or Matching Contributions Account.

                  (2)      In the case of a Participant who has incurred five
                           (5) or more consecutive Breaks in Service, and who has retained a vested interest in this Plan, separate accounts will be maintained for the Profit Sharing Contributions and Matching Contributions accrued prior to such Breaks and Profit Sharing Contributions and Matching Contributions accrued after such Breaks. Years of Service after such Breaks shall be disregarded for purposes of determining such Participant's vested interest in his pre Break Profit Sharing Account and/or Matching Contributions Account, and all Years of Service shall be taken into account in determining his vested interest in his post Break Profit Sharing Account and/or Matching Contributions Account.

                  (3) All Years of Service of an inactive or former Participant whose vested percentage in this Plan in accordance with this Article V is zero (0) shall be taken into account for purposes of determining such Participant's vested interest after re-employment with the Employer unless the number of his consecutive Breaks in Service equals or exceeds five
                           (5), in which case pre-break service shall be disregarded. (1/l/88)

         (b) For purposes of determining whether a Participant has incurred a Break in Service, the following provisions shall apply in the case of any individual who is absent from work for any period by reason of the pregnancy of the individual, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  (1) The following hours shall be treated as Hours of Service under the Plan:

                           (i) the Hours of Service which otherwise normally would have been credited to such individual but for such absence, or

                           (ii) eight (8) hours per day of such absence, if the actual number of hours described in paragraph (i) cannot be determined;

                                    except that the total number of hours
                                    treated as Hours of Service hereunder shall not exceed 501 hours.

                  (2) The hours described in subsection (1) above shall be treated as Hours of Service only in the Plan Year in which the absence from work begins, if a Participant would be prevented from incurring a Break in Service in such year solely because the period of absence is treated as Hours of Service as provided in subsection (1) above, or otherwise in the immediately following year.

                  (3) The Plan Administrator may require a Participant to provide reasonable evidence to establish that the absence from work is covered by these provisions and the number of days for which there was such an absence.

         (1/l/85)

                                   ARTICLE VI

                DISTRIBUTION AT RETIREMENT, DEATH, OR DISABILITY

6.01     DISTRIBUTION AT RETIREMENT

         (a) A Participant shall, upon retirement on or after his Early Retirement Date (if applicable) or his Normal Retirement Date, be entitled to a distribution of his Participant Account as described in this section.

         (b) For benefits accrued prior to July 1, 1996, unless otherwise elected as provided in Section 6.04 below, the Plan benefit to be distributed to a Participant shall be paid in the form of a Qualified Joint and Survivor Annuity. For benefits payable from account balances originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan prior to October 1, 1997, the Plan benefit to be distributed to a Participant shall be paid in the form of a Qualified Joint and Survivor Annuity.

         (c) For benefits accrued prior to July 1, 1996 (or, with respect to account balances originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan, for benefits accrued prior to October 1, 1997), if a Participant elects to waive a benefit in the form described in paragraph (b) above, in accordance with the election procedures described in Section
                  6.04 below, he may choose to receive a benefit in any one of the following forms or in a combination of any of the following forms:

                  (i) A single sum cash distribution equal to the total amount contained in his Participant Account;

                  (ii)     An annuity for the life of the Participant;

                  (iii)    A contingent annuitant annuity;

                  (iv)     A year certain and life annuity; or

                  (v)      A full cash refund annuity.

         (d) For benefits accrued on or after July 1, 1996 (or, with respect to account balances originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan, for benefits accrued on or after October 1, 1997), a Participant may choose to receive a benefit in either of the following forms or in a combination of the following forms:

                  (i) A single sum cash distribution equal to the total amount contained in his Participant Account;

                  (ii) Payments in monthly, quarterly, semiannual or annual cash installments over a period certain extending not longer than the Participant's life expectancy (or the life expectancy of the Participant and his designated beneficiary) based upon the total value of his Participant's Account.

         (c) For benefits accrued prior to July 1, 1996, if a Participant elects to waive a benefit in the form described in paragraph
                  (b) above, in accordance with the election procedures described in Section 6.04 below, he may choose to receive a benefit in any one of the following forms or in a combination of any of the following forms:

                  (i) A single sum cash distribution equal to the total amount contained in his Participant Account;

                  (ii)     An annuity for the life of the Participant;

                  (iii)    A contingent annuitant annuity;

                  (iv)     A year certain and life annuity; or

                  (v)      A full cash refund annuity.

         (d) For benefits accrued on or after July 1, 1996, a Participant may choose to receive a benefit in either of the following forms or in a combination of the following forms:

                  (i) A single sum cash distribution equal to the total amount contained in his Participant Account; or

                  (ii) Payments in monthly, quarterly, semiannual or annual cash installments over a period certain extending not longer than the Participant's life expectancy (or the life expectancy of the Participant and his designated beneficiary) based upon the total value of his Participant's Account.

         (7/l/96)

6.02     DISTRIBUTION UPON INCURRING DISABILITY

         If a Participant should become disabled prior to his Retirement Date, he may elect, in accordance with the procedure described in Section
         6.04 below, to receive a distribution of benefits in any of the forms described in Section 6.01 above at any time after the date he incurs the Disability. As of the Participant's Retirement Date, any amount then remaining in his Participant Account shall commence to be paid as a retirement benefit in accordance with Section 6.01 above.

6.03     DISTRIBUTIONS AT DEATH

         (a) The Beneficiary of a Participant who dies before benefits have commenced under this Plan shall be entitled to a death benefit based on the value of the Participant's Account as of the date of distribution. (7/l/96)

         (b) For benefits accrued prior to July 1, 1996, unless otherwise elected as provided in Section 6.04 below, the Plan benefit to be distributed to the spouse of a Participant who is married and who dies before benefits have commenced shall be paid in the form of a qualified pre-retirement survivor annuity. (7/l/96) For benefits payable from account balances originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan prior to October 1, 1997, unless otherwise elected as provided in Section 6.04 below, the Plan benefit to be distributed to the spouse of a Participant who is married and who dies before benefits have commenced shall be paid in the form of a qualified pre-retirement survivor annuity. (10/l/97)

         (c) If a Participant or his spouse elects to waive a benefit in the form of a qualified pre-retirement survivor annuity in accordance with the election procedures described in Section
                  6.04 below, or if the Participant is not married or has not been married for the one-year period ending on the date of the Participant's death, or if the value of the Participant's Account is $3,500.00 or less for benefits accrued on or after July 1, 1996 (or, for benefits accrued under the Zycon Corporation Profit Sharing 401(k) Plan, benefits accrued on or after October 1, 1997), the Plan benefit to be distributed in the event of a Participant's death to or for the benefit of his Beneficiary shall be paid in a single sum cash distribution as soon as administratively feasible following the date the Plan Administrator receives notice of the Participant's death. For Plan Years beginning on or after January 1, 1998, the $3,500.00 dollar limit stated above shall be changed to $5,000.00. (1/l/88; 7/l/96; 10/l/97; 1/l/98)

         (d) In the case of a Participant's death after the commencement of a benefit under this Plan, any death benefit shall be payable in accordance with the particular form of benefit the Participant had elected.

         (1/l/93; 7/l/96)

6.04     NOTICES AND ELECTION PROCEDURES

         (a) For any Participant whose Participant Account includes benefits accrued on or before June 30, 1996 (or, for benefits accrued under the Zycon Corporation Profit Sharing 401(k) Plan, benefits accrued on or before September 30, 1997), within a reasonable time before or after the Participant's annuity starting date consistent with regulations of the Secretary of the Treasury, the Plan Administrator shall notify the Participant in writing of:

                  (i) the terms and conditions of a Qualified Joint and Survivor Annuity;

                  (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                  (iii)    the rights of a Participant's spouse; and

                  (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                  The Plan Administrator shall also provide a Participant with a written explanation, in nontechnical language, of each of the forms of benefits described in Section 6.01 (c) above, and the financial consequences and legal ramifications, if any, contained therein, at the same time as the said notice concerning the Qualified Joint and Survivor Annuity is given. (10/l/97)

         (b) In the case of a qualified pre-retirement survivor annuity, for any Participant whose Participant Account includes benefits accrued on or before June 30, 1996 (or, for benefits accrued under the Zycon Corporation Profit Sharing 401(k) Plan, benefits accrued on or before September 30, 1997), the Plan Administrator shall provide each married Participant within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35, a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (a) above applicable to a Qualified Joint and Survivor Annuity. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide notice no later than the close of the second Plan Year after the entry of the Participant in the Plan. (10/l/97)

         (c) Notwithstanding the other requirements of this Section 6.04, the respective notices prescribed by this section need not be given to a Participant if the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or qualified pre-retirement survivor annuity. For purposes of this subsection, the Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any Plan benefit with respect to such Participant and would not result in increased contributions from the Participant.

         (d) A Participant may elect to waive a benefit in the form of a Qualified Joint and Survivor Annuity and a married Participant may waive the death benefit in the form of a qualified pre-retirement survivor annuity, provided that the waiver must be in writing and must be consented to by the Participant's spouse. The spouse's consent must acknowledge the effect of the election and must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver signed only by the Participant will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of waivers or revocations shall not be limited.

         (e) The election to waive a Qualified Joint and Survivor Annuity must be made within the ninety (90) day period ending on the date the Participant's benefits would commence or, if later, no sooner than thirty (30) days from the date the written notice described in this section was given; provided, however, that a distribution cannot be made sooner than thirty (30) days from the date such notice was given unless the Participant (and, if applicable, the Participant's spouse) consents and the distribution commences at least seven (7) days after the date of such notice. Any consent shall satisfy such requirements as may be prescribed under regulations of the Secretary of the Treasury. (10/l/97)

         (f) The election to waive a qualified pre-retirement survivor annuity must be made within the period which begins on the first day of the Plan year in which the Participant attains age 35 and ends on the date of the Participant's death; provided that, if a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, the election period with respect to the Participant's account balance as of the date of separation shall begin on the date of separation from service.

         (1/l/93)

6.05     DEFINITIONS AND APPLICATION

         (a) As used in this Article VI, the following terms have the meanings set out below:

                  (i) Qualified Joint and Survivor Annuity: An annuity for the life of the Participant with a survivor annuity for the life of the spouse which meets the requirements of Section 1.43 above, and which is the amount of the benefit which can be purchased with the Participant's vested account balance. A Qualified Joint and Survivor Annuity for an unmarried Participant is an annuity for the life of the Participant.

                  (ii) Qualified pre-retirement survivor annuity: An annuity for the life of the surviving spouse of a Participant which is the amount of benefit which can be purchased with the Participant's vested account balance.

                  (iii) Spouse: The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

         (b) The provisions of Section 6.01 relating to Qualified Joint and Survivor Annuities and Section 6.03 relating to qualified pre-retirement survivor annuities shall apply to any Participant who is credited with at least one (1) Hour of Service on or after August 23, 1984.

         (c) A Participant who is living, who has been credited with at least one (1) Hour of Service on or after September 2, 1974, who separated from service before August 23, 1984 and who has not commenced receiving benefits, may elect to have the provisions of Section 6.01 and/or Section 6.03 apply to him and his spouse.

         (d) A Participant who is living, who has been credited with at least one (1) Hour of Service in a Plan Year beginning on or after January 1, 1976, who separated from service before August 23, 1984 having at least ten (10) years of service under the Plan, and who has not commenced receiving benefits, may elect to have the provisions of Section 6.01 and/or
                  Section 6.03 apply to him and his spouse.

         (e) An election under either subsection (c) or (d) may be made within the period beginning on August 13, 1984 and ending on the earlier of the date benefits would commence or the date of the Participant's death. Notice of the right to make such election shall be provided in accordance with applicable rules and regulations.

         (1/l/93)

6.06     DISTRIBUTION OF SMALL ACCOUNTS

         If the value of the Participant's vested interest in his Participant's Account upon retirement, death or disability is $3,500.00 or less, the Plan Administrator may direct the distribution of such amount as a lump sum cash payment to the Participant, whether or not the Participant has filed an election under this Article VI. For Plan Years beginning on or after January 1, 1998, the $3,500.00 dollar limit stated above shall be changed to $5,000.00. (7/1/96; 1/1/98)

                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

7.01     TERMINATION DISTRIBUTIONS

         Upon the termination of a Participant's employment with the Employer, other than by reason of the Participant's retirement, disability or death, the Participant's vested interest in his Participant's Account shall be determined as of his date of termination in accordance with
         Article V of this Plan. The Participant may elect to receive a lump sum distribution of his vested interest in his Participant's Account valued as of the date of distribution at any time after he has separated from service on account of his termination of employment. Such lump sum distribution shall be made as soon as administratively practicable after the later of (i) the date the Participant becomes eligible to receive such distribution or (ii) the date the Plan Administrator receives notice meeting the requirements set out below.

         Any election to receive a lump sum distribution of a Participant's vested interest in his Participant's Account must be made by notice to the Plan Administrator. If any portion of the Participant's Account was accrued on or before June 30, 1996 (or, for benefits originally accrued under the Zycon Corporation Profit Sharing 401(k) Plan, on or before September 30, 1997) and if the Participant is married, the spouse of the Participant must consent to any lump sum distribution in excess of $3,500. The spouse's consent must be in writing and must acknowledge the effect of the election. The spouse's signature must be witnessed by a Plan representative or a notary public.

         Notwithstanding the foregoing, if the value of the Participant's vested interest in his Participant's Account upon termination of employment is $3,500 or less, the Plan Administrator may direct the distribution of such amount as a lump sum cash payment to the Participant, whether or not the Participant has made an election under this Section 7.01. For Plan Years beginning on or after January 1, 1998, the $3,500.00 dollar limit stated herein shall be changed to $5,000.00.

         (7/l/89; 7/l/96; 10/l/97; 1/1/98)

7.02     TERMINATION FORFEITURES

         A Participant whose employment with the Employer is terminated as described in Section 7.01 of this Article, and who has not received a distribution of the vested portion of his Profit Sharing Account and/or Matching Contributions Account, shall forfeit the value of that portion of his Profit Sharing Account and/or Matching Contributions Account in which he was not vested at the date of his termination of employment as of the Valuation Date coincident with or next following the date he incurs five (5) consecutive Breaks in Service after such termination of employment. A Participant who has received a distribution of the vested portion of his

         Profit Sharing Account and/or Matching Contributions Account under
         Section 7.01 shall forfeit the value of the portion of his Profit Sharing Account and/or Matching Contributions Account in which he was not vested at the date of his termination of employment as of December 31 of the Plan Year in which such distribution was made, provided that such forfeited amounts may be reinstated as provided in Section 7.03 of this Article. Except as provided in Article XII hereof, any amounts so forfeited by Participants shall be allocated to remaining Participants in accordance with Section 3.07 of Article III.

         If the Participant's employment with the Employer is terminated as described in Section 7.01 of this Article, and he subsequently resumes employment with the Employer prior to receiving a distribution of his vested interest in his Profit Sharing Account and/or Matching Contributions Account, the then current value of the nonvested portion of his Profit Sharing Account and/or Matching Contributions Account shall not be forfeited on account of such termination of employment and shall continue to be maintained in said Profit Sharing Account and/or Matching Contributions Account.

         (1/1/88)

7.03     REPAYMENT TO REINSTATE FORFEITED AMOUNTS

         (a) A former Participant who has received a distribution from the Plan pursuant to Section 7.01, and who resumes employment with the Employer prior to incurring five (5) consecutive Breaks in Service, shall have reinstated that portion of his Profit Sharing Account and/or Matching Contributions Account which was forfeited under Section 7.02 upon repayment by the Participant of the full distribution made to him. Such repayment must be made before the end of a period of five (5) consecutive Breaks in Service after the distribution.

         (b) The amount to be credited to the Participant's Profit Sharing Account and/or Matching Contributions Account upon repayment shall not be less than the balance of the Participant's Profit Sharing Account and/or Matching Contributions Account at the time of distribution, including both the amount distributed and the nonvested amount, unadjusted by any subsequent gains or losses.

         (c) In the event that the Participant elects not to make the repayment described in subsection (a) above, the forfeited amounts shall not be taken into account in computing his accrued benefit under this Plan.

         (1/l/88)

                                  ARTICLE VIII

                            INVESTMENT OF TRUST FUNDS

8.01     TRUSTEE'S RESPONSIBILITY

         The Trustee shall have general authority to invest, manage and maintain custody of the trust assets, in accordance with the terms of the Trust and subject to the following provisions of this Article VIII.
         (1/l/92)

8.02     DIRECTED INVESTMENTS OF PARTICIPANT ACCOLTNTS

         Each Participant shall be permitted to direct the Trustee as to the investment of his Participant Account in accordance with the investment alternatives selected by the Investment Committee and offered by the Trustee. Upon receiving a direction from a Participant, the Trustee shall segregate that portion of the Participant's Account to which such direction applies from the remainder of the trust fund and invest it in accordance with the Participant's direction. The Participant's Account shall be credited or charged with the gains and losses resulting from such directed investment and such gains and losses shall not be considered in determining gains or losses of the remainder of the trust fund. A Participant shall have the opportunity to change his investment directions with respect to all or any portion of his Participant Account not less frequently than once in any three-month period, or more frequently if administratively feasible.

         In the event a Participant fails to direct the Trustee as to the investment of all or any part of the Participant's Account, that portion of the account as to which no direction has been given shall be invested by the Trustee in accordance with instructions from the Investment Committee. The Trustee also shall change the investment of all or any part of a Participant's Account if so directed by the Investment Committee.

         No Participant shall be deemed a Plan Fiduciary by reason of giving investment directives hereunder, and no person who is otherwise a Plan Fiduciary shall be liable for any loss attributable to such directed investments, or for any result of a Participant's exercise of control over the investment of his accounts which would otherwise constitute a breach of fiduciary responsibility.

         (1/l/89; 7/l/96)

8.03     INVESTMENT COMMITTEE

         (a)      Appointment and General Responsibilities

                  The Employer shall appoint an Investment Committee consisting of three employees who shall serve at the pleasure of the Employer's Board of Directors. The members of the Investment Committee shall be Plan Fiduciaries.

                  The Investment Committee shall be responsible for establishing and maintaining the investment strategies and funding policies for the Plan and Trust, including but not limited to determining the need for short term or long term liquidity and/or for investment growth, coordinating the investment policy with Plan and Trust needs, and communicating those policies to the Trustee and investment manager, if any. The Investment Committee shall be responsible for selecting investment alternatives for Participant-directed investments permitted under this Plan and for giving the Trustee investment directions with respect to that portion of any Participant Account for which directions have not been given by the Participant to the Trustee and with respect to that portion of the trust fund which is not then allocated to any Participant's Account. (1/1/89; 7/1/96)

                  Any act which the Investment Committee is authorized or required to do may be done by a majority of the members of the Committee at the time acting hereunder and the action of such majority, expressed from time to time by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office. In the event of a vacancy on the Committee, the action by the remaining member or members shall be valid and binding. Any such vacancy shall be filled within a reasonable time. (1/l/92)

                  No member of the Committee who receives full time compensation from the Employer shall receive any compensation or fee for his services as a member of the Committee, but may be reimbursed for his expenses.

         (b)      Right to Appoint Investment Managers

                  The Investment Committee may appoint and dismiss one or more investment managers who shall have the power to manage, acquire or dispose of any of the assets of the Trust, including but not limited to the selection of investment alternatives for Participant-directed investments permitted under this plan. The Committee shall designate the portion of the assets of the Trust which shall be subject to the management of any such investment manager and shall so notify the Trustee in writing. The Committee may authorize payment for the services of an investment manager from the trust. (1 / 1/92)

                  Any investment manager must be (i) registered as an investment adviser under the Investment Advisers Act of 1940, or (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform trust management and investment services under the laws of more than one state; and must acknowledge in writing that he or it is a Fiduciary with respect to the Plan and Trust.

         (c)      Adoption of Group Trust

                  The Investment Committee may adopt, as part of the Trust, any group trust in which any of the assets of the Trust are or are to be invested, and may authorize the participation of the Trust in such group trust, but only so long as such group trust remains exempt from taxation under
                  Section 501 (a) of the Code, in accordance with Revenue Ruling 81-100. For purposes hereof, the term "group trust" shall include any common, collective, multiple or commingled trust fund that satisfies the requirements of Revenue Ruling 81-100. The Committee also shall have the power to revoke such adoption and to terminate participation in any such group trust. Any action under this Section 8.03(c) shall be reflected in a writing, a copy of which shall be kept with the original Plan documents. Nothing herein shall prevent the Employer, by its Board of Directors, from adopting or revoking the adoption of any such group trust as part of this Trust.

         (1/l/89)

                                  ARTICLE VIIIA

                      PROVISIONS FOR RADIAN SOURCE ACCOUNTS

8A.01 PROTECTED BENEFITS, RIGHTS AND FEATURES

         Any accounts transferred to this Plan from the Continental Circuits Corp. 401(k) Retirement Plan (the "Continental Circuits Plan") for the benefit of former employees of Radian International LLC or an affiliate of Radian International LLC who become employees of the Employer or any Affiliated Employer ("Radian Participants") shall be segregated and maintained as separate sub-accounts as provided in Section 9.03 below for purposes of continuing to provide the benefits, rights and features which were provided under the Continental Circuits Plan and which are protected benefits under Section 411(d)(6) of the Code. Radian Participants will be provided the following protected benefits, rights, and features solely as to the Radian Source Accounts (as defined in Section 9.03).

8A.02 IN-SERVICE WITHDRAWALS

         (a) IN GENERAL. A Participant or former Participant may request cash withdrawals from Radian Source Accounts not more than twice during any twelve-month period commencing with any withdrawal, subject to the sequence and conditions for withdrawal set forth in paragraph (b) below. The minimum amount of withdrawal shall be set by the Plan Administrator. The withdrawals are not subject to the spousal and Participant consent requirements contained in Code Sections 401-(a)-(11) and 417.

         (b) SEQUENCE AND CONDITIONS FOR WITHDRAWAL. A Participant shall request the Plan Administrator to effect a cash withdrawal and such amount shall be debited form his Radian Source Accounts. The Administrator shall withdraw amounts in the following sequence and upon the following conditions:

                  (i) First, a Participant may withdraw all or part of the value of his After-Tax Frozen Account (as defined in Section 9.03 below).

                  (ii) Second, a Participant may withdraw all or part of the value of his Prior Plan Employee Frozen Account (as defined in Section 9.03 below) if the Participant is age 59 1/2 or older. If the Participant is less than age 59 1/2, a Participant may withdraw upon written request to the Plan Administrator all or part of the Deferral Contributions (and earnings thereon accrued as of December 31, 1988) in his Prior Plan Employee Frozen Account due to financial hardship as determined in accordance with the provisions of this Plan.

8A.03 PARTICIPANT LOANS

         Participants may borrow from their Radian Source Accounts in accordance with the terms of this Plan, without the necessity of obtaining spousal consent.

8A.04 DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT, DISABILITY, RETIREMENT OR DEATH

         A distribution option other than a one-sum cash distribution shall be available under the following described circumstances only if the total balance of a Participant's Radian Source Accounts at the time of a distribution exceeds $3,500 for Plan Years beginning prior to January 1, 1998 or exceeds $5,000 for Plan Years beginning on or after January 1, 1998.

         (a)      RETIREMENT BENEFITS

                  (i) NORMAL FORM OF RETIREMENT BENEFIT. The Normal Form of benefit shall be a one-sum cash distribution.

                  (ii) OPTIONAL FORMS OF RETIREMENT BENEFIT. A Participant who terminates employment after reaching age 55, who terminates employment and commences distribution after reaching age 55, or who terminates employment on account of disability (as determined under the terms of this Plan), may elect an installment or annuity form of distribution as described below instead of the Normal Form described in paragraph
                           (a)(i) above. Any such election shall not be subject to the spousal and Participant consent requirements contained in Code Sections 401(a)(11) and 417.

                           (A) Annuity payments may be made over one of the following periods:

                                    (1)     the life of the Participant;

                                    (2)     the life of the Participant, with a
                                            one-sum payment upon the death of
                                            the Participant for the excess of
                                            the annuity's net purchase price
                                            over the sum of payments made prior
                                            to the death of the Participant;

                                    (3)     the lives of the Participant and a
                                            designated Beneficiary, or

                                    (4)     a period certain and continuous not
                                            extending beyond 10 years.

                                    Any annuity contract distributed herefrom must be nontransferable. Any contract for the lives of the Participant and a designated Beneficiary shall be a 50%, 66-2/3% or 100% joint and survivor annuity.

                           (B) The installment payment options provide for periodic payments to the Participant as hereinafter described. Installment payments shall be made over a period not to exceed the Participant's (or the Participant's and spouse's) life expectancy, subject to the terms set forth herein. The Participant may elect either:

                                    (1)     payment in equal amounts, except
                                            that the last payment which exhausts
                                            the Participant's Radian Source
                                            Accounts may be greater or smaller;

                                    (2)     a specific number of payments. The
                                            amount of each payment will equal
                                            the then value of the Participant's
                                            Radian Source Accounts divided by
                                            the number of remaining payments to
                                            be made; or

                                    (3)     payments over the Participant's life
                                            expectancy re-determined each year.
                                            The amount of each payment will
                                            equal the then value of the
                                            Participant's Radian Source Accounts
                                            divided by the Participant's
                                            life expectancy.

                                    An amount may be deducted from a
                                    Participant's Radian Source Account to cover the expenses applicable to such installment payment options. Installment payments will terminate with the earlier of (a) the payment which completely exhausts the Participant's Radian Source Accounts or (b) the last payment due preceding the death of the Participant. At the death of the Participant, any amount remaining in the Participant's Radian Source Accounts will be paid in a lumpsum to the Participant's Beneficiary or Beneficiaries. In no event will the installment period exceed that permitted by law.

         (b)      Termination Of Employment

                  (i) NOTICE OF TERMINATION OF EMPLOYMENT. If the termination of employment of a Participant occurs, the Employer shall give written notice to the Plan Administrator of the date of termination of employment of such Participant.

                  (ii) AMOUNT OF PARTICIPANT'S BENEFIT. The amount of a Participant's Plan benefit upon termination of employment which is subject to the terms of this
                           Article VIII-A shall equal the total balance of his Radian Source Accounts at the time of determination.

                  (iii) PARTICIPANT'S ELECTION OF A FORM OF BENEFIT. If termination of employment occurs, the Participant shall receive his Radian Source Accounts in a form of benefit elected by him. The Participant's election shall occur within 60 days after the forms of benefit first become available to him. Written notice shall be made on a form provided by the Committee. The election once made shall be irrevocable. The forms of benefit are:

                           (A) OPTION A. The Participant may elect to continue his Radian Source Accounts until age 70 1/2 or until age 55, at which time he may elect Option B, Option C or Option D.

                           (B) OPTION B. The Participant may elect to receive an annuity in accordance with paragraph (a)(ii)(A) above to commence at age 55; provided that if a Participant dies before the first payment is made under a deferred annuity, a death benefit will be paid to the Beneficiary under the deferred annuity in an amount equal to the net cost to provide the annuity plus interest compounded annually at a rate of at least five percent (5%) per annum from the date the annuity was purchased to the date of the Participant's death.

                           (C) OPTION C. The Participant may elect a one-sum cash payment.

                           (D)      OPTION D. The Participant may elect
                                    installment payments, in accordance with paragraph (a)(ii)(B) above, to commence upon separation from service.

                           If the value of the Participant's Radian Source Accounts exceeds (or at the time of any prior distribution exceeded) $3,500 for Plan Years commencing prior to January 1, 1998, or $5,000 for Plan Years commencing on or after January 1, 1998, and the Accounts are immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor), must consent to any distributions of such Radian Source Accounts. Consent is not valid unless the Administrator notifies the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Radian Source Accounts are no longer immediately distributable. The notice shall acknowledge the right, if any, to defer distributions and must describe the investment features. One-sum cash payments shall be made during the Plan Year in which the event which gives rise to the distribution occurs or as soon thereafter as is reasonably practical.

         (c)      Death Benefits

                  (i) PRERETIREMENT DEATH OF A PARTICIPANT. If the Participant dies before distribution of his interest in the Radian Source Accounts begins, the Account shall be paid to the Participant's surviving spouse. The spouse may elect whether to receive the Participant's account balance in the form of one of the single life annuities provided in paragraph
                           (a)(ii)(A) above,
                           annuity, installments in accordance with paragraph
                           (a)(ii)(B) above, or a one-sum cash payment.

                           If there is no surviving spouse, or if the surviving spouse has already consented to distribution to another Beneficiary in a manner which complies with the terms of this Plan, the Radian Source Accounts shall be paid to the Participant's designated Beneficiary. Unless otherwise elected by the Participant, any portion of the Participant's interest payable to a designated Beneficiary other than the Participant's surviving spouse shall be paid in the form of one of the single life annuities provided in paragraph (a)(ii)(A) above, annuity, installments in accordance with paragraph (a)(ii)(B) above, or a one-sum cash payment.

                           Distribution of Participant's entire interest in the Radian Source Accounts shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                           (A) If any portion of the Participant's interest in payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (B) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the Participant has not made an election pursuant to this paragraph by the time of his death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of
                           (1) December 31 of the calendar year in which distributions would be required to begin under this Paragraph, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           For purposes of this Paragraph, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Paragraph with the exception of paragraph (B) therein, shall be applied as if the surviving spouse were the Participant.

                           For the purposes of this Paragraph, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if the spouse dies after the Participant, the date distribution is required to begin to the surviving spouse). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

                  (ii) POST-RETIREMENT DEATH OF A PARTICIPANT. If the Participant dies after distribution of his interest in the Radian Source Accounts has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution begin used prior to the Participant's death. In the case of an installment payment option, installment payments remaining at the Participant's death shall be distributed to the Participant's designated Beneficiary as a one-sum cash payment.

                                   ARTICLE IX

                                 ADMINISTRATION

9.01     ALLOCATION OF RESPONSIBILITY

         The Employer, Trustee, Investment Committee and Plan Administrator shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and the Trust. In general, the Employer shall have the sole responsibility for making the payments required in accordance with Article III to be made by the Employer; shall appoint, and may dismiss, the Trustee, the members of the Investment Committee and the Plan Administrator; and may amend or terminate the Plan and Trust in whole or in part. The Plan Administrator shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan. The Trustees shall have responsibility for the custody, investment and general disposition of Plan and Trust assets, except to the extent that one or more investment managers is appointed to manage certain assets. The Investment Committee shall be responsible for the funding policy; may appoint and dismiss one or more investment managers; and may adopt a so-called group trust as part of the Trust.

         (1/1/89)

9.02     APPOINTMENT OF PLAN ADMINISTRATOR

         The Plan shall be administered by the Plan Administrator who shall be appointed by and serve at the discretion of the Employer. The Plan Administrator may be an Employee who shall not be precluded from participating in this Plan, but he shall not receive compensation with respect to his services as Plan Administrator, nor shall he be permitted to make any decision or take any action with respect to his own participation in the Plan.

         The functions of the Plan Administrator may be assigned to a Committee, to be designated as the Administrative Committee, consisting of two or more Employees who shall serve at the pleasure of the Employer's Board of Directors. Any act which the Plan Administrator is authorized or required to do may be done by a majority of the Administrative Committee at the time acting hereunder and the action of such majority, expressed from time to time by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

         (1/l/89)

9.03     ESTABLISHMENT AND VALUATION OF ACCOUNTS

         (a) The Plan Administrator shall create and maintain adequate records to disclose the interest in this Plan of each Participant and Beneficiary. Such records shall be in the form of individual accounts, including Profit Sharing Accounts, 401(k) Accounts, Matching Contributions Accounts, After-Tax Contributions Accounts, and Rollover Accounts. The Plan Administrator shall segregate account balances accrued under this Plan on or before June 30, 1996 from account balances accrued after June 30, 1996. The Plan Administrator shall segregate account balances accrued under the Zycon Corporation Profit Sharing 401(k) Plan on or before September 30, 1997 from account balances accrued after September 30, 1997.

                  The Plan Administrator shall maintain separate sub-accounts for any accounts transferred from the Continental Circuits Corp. 401(k) Retirement Plan to this Plan for the benefit of Radian Participants (as defined in Section 8A.01), for purposes of continuing to provide the benefits, rights and features which were provided under the Radian Plan and which are protected benefits under Section 411(d)(6) of the Internal Revenue Code of 1986 and the regulations thereunder. The following sub-accounts shall be maintained: Deferred Salary Account (referred to as "Prior Plan Employee Frozen Account"); Participant Voluntary Account (referred to as "After Tax Frozen Account"); and Discretionary Company Contributions and Company Matching (referred to as "Prior Plan Employer Frozen Account"). Such sub-accounts are sometimes referred to in this Plan collectively as the "Radian Source Accounts."

         (b) All accounts shall be adjusted not less frequently than quarterly to reflect transfers of funds, contributions, forfeitures and net earnings credited, and withdrawals, distributions, forfeitures and losses debited, during or with respect to such period under the provisions of this Plan.

         (c) As of each Determination Date and at such other times as may be requested by the Employer or the Plan Administrator, the Trustee shall determine the fair market value of the trust fund.

         (d) Not less frequently than annually, each Participant and Beneficiary who is a party in interest with respect to a Participant Account shall be furnished a statement showing the value of his Participant Account, including a breakdown by individual account.

         (1/l/92; 7/l/96; 10/l/97)

9.04     CLAIMS PROCEDURE

         The Plan Administrator shall make all determinations as to the right of any person to a benefit. Any denial by the Plan Administrator of the claim for benefits to a Participant, former Participant or Beneficiary under the Plan shall be stated in writing by the Plan Administrator and delivered or mailed to the Participant, former Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written in a manner that may be understood without legal or actuarial counsel.

         Any person whose claim has been denied shall have the opportunity to appeal such denial by written notification to the Plan Administrator within sixty (60) days following receipt of such written denial. Within sixty (60) days following receipt of such written appeal, the Plan Administrator shall transmit written notification of its decision regarding the appeal to said person provided, however, that if the Plan Administrator determines a hearing shall be necessary, such sixty (60) day period shall be extended to one hundred twenty (120) days.

9.05     RECORDS AND REPORTS

         The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, and governmental regulations issued thereunder relating to records of Participant's service, Retirement Benefits and the percentage of such Benefits which are nonforfeitable under the Plan; notifications to Participants; periodic registration with the Internal Revenue Service; annual reports to the Department of Labor; and applicable reports to the Pension Benefit Guaranty Corporation.

9.06     POWERS AND DUTIES OF THE PLAN ADMINISTRATOR

         The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not limited to the following:

         (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount and time of payment of any benefits hereunder;

         (b) To prescribe procedures to be followed by Participants, Former Participants or Beneficiaries in filing applications for benefits;

         (c) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

         (d) To receive from the appropriate sources such information as shall be necessary for the proper administration of the Plan;

         (e) To receive, review and keep on file (as the Plan Administrator deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the assets from the Trustee;

         (f) To appoint or employ individuals to assist in the administration of the Plan and Trust and any other agents the Plan Administrator deems advisable, including legal counsel.

         The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan or Trust, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

9.07     RULES AND DECISIONS

         The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer or the legal counsel of the Employer, the Investment Committee or the Trustee.

9.08     AUTHORIZATION OF BENEFITS PAYMENTS

         The Plan Administrator shall issue directions to the appropriate party concerning the payment of all benefits which are to be paid from the assets of the Trust, and warrants that all such directions are in accordance with the provisions of this Plan.

9.09     APPLICATION AND FORMS FOR BENEFITS

         The Plan Administrator may require a Participant or Beneficiary to complete and file written application for benefits and to furnish all pertinent information. The Plan Administrator may rely upon all such information so furnished, including the Participant's or Beneficiary's current mailing address.

9.10     FACILITY OF PAYMENT

         Whenever, in the Plan Administrator's opinion, a person entitled to receive any benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may cause payments otherwise payable to such person to be made to such person's legal representative or to a relative or friend of such person for his benefit. Any payment of benefit in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan.

                                    ARTICLE X

                                  MISCELLANEOUS

10.01    NONGUARANTEE OF EMPLOYMENT

         Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

10.02    RIGHTS OF EMPLOYEES AND BENEFICIARIES

         No Employee or Beneficiary shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of such assets. All payments of benefits as provided for in this Plan shall be made solely out of Trust assets.

10.03    NONALIENATION OF BENEFITS

         Benefits payable under this Plan shall not be subject in any manner to anticipation. alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Plan assets shall not in any manner be liable for, or subject to the debts, contracts liabilities, engagements or torts of any person entitled to benefits hereunder. Nothing herein shall be construed as preventing the assignment of all or part of a Participant's interest in this Plan pursuant to a qualified domestic relations order which meets the requirements of Sections 401(a)(13) and 414(p) of the Code. (1/1/85)

10.04    DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS

         In the event of complete discontinuance of contributions under this Plan to the Trust by the Employer, within the meaning of Section 411(d) of the Code and the related regulations, the accounts of all Participants shall, as of the date of such discontinuance, become fully vested.

10.05    NO REVERSION IN EMPLOYER

         The Employer has no beneficial interest in the Trust assets and no part of the Trust assets shall ever revert or be repaid to the Employer, directly or indirectly, except that if the Internal Revenue Service initially determines that the Plan does not meet the requirements of Section 401(a) of the Internal Revenue Code, any assets attributable to contributions made by the Employer under the Plan shall be returned to the Employer within one calendar year of denial of qualification of the Plan.

10.06    JURISDICTION

         This Plan shall be construed in accordance with the laws of the jurisdiction of the Commonwealth of Massachusetts except to the extent to which said laws are superseded by Federal Law.

10.07    TIMING OF DISTRIBUTIONS

         (a) The distribution of any benefits under this Plan shall begin, unless otherwise elected by the Participant, no later than the sixtieth (60th) day after the latest of the close of the Plan Year in which (i) the Participant attains age sixty-five (65),
                  (ii) occurs the tenth (tenth) anniversary of the time the Participant commenced participation in the Plan, or (iii) the Participant terminates his employment with the Employer.

         (b) Any distribution to be made due to a Participant's termination of employment prior to his Normal Retirement Date shall begin no later than the sixtieth (60th) day following the date he has incurred five (5) consecutive Breaks in Service for vesting computation purposes, unless the Participant otherwise elects to defer payment to a date specified in the preceding Subsection (a). (1/l/85)

         (c) The entire interest of a Participant either:

                  (i) will be distributed to him not later than the required beginning date, as defined below, or

                  (ii) will be distributed, commencing not later than such required beginning date, (A) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of such Participant or over the lives of such Participant and a designated beneficiary or (B) in accordance with such regulations, over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary.

                  As used herein, for Plan Years ending on or before December 31, 1996, the term "required beginning date" means April 1 of the calendar year in which the Participant attains age 70 1/2. For Plan Years beginning on or after January 1, 1997, the term "required beginning date" means April 1 of the calendar year following the later of (I) the calendar year in which the Participant attains age 70 1/2 or (II) the calendar year in which the Participant retires; provided, however, that clause
                  (II) shall not apply in the case of a Participant who is a five percent owner with respect to the Plan Year in which he attains age 70 1/2. In the case of a Participant to whom clause (II) applies who retires in a calendar year after the calendar year in which he attains age 70 1/2, the Participant's accrued benefit shall be actuarially increased to take into account the period after age 70 1/2 in which the Participant was not receiving any benefits under the Plan. The determination of who is a five percent owner shall be made in accordance with Section 416(i) of the Code and the regulations thereunder.

         (1/l/87; 1/l/97)

         (d) If distribution of a Participant's interest has begun in accordance with subsection 10.07(c)(ii) above and the Participant dies before his entire interest is distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of his death.

         (e) If a Participant dies before the distribution of his interest has begun in accordance with subsection 10.07(c)(ii) above, the entire interest of the Participant will be distributed in accordance with the following provisions:

                  (i) Any portion payable to or for the benefit of a designated beneficiary will be distributed in accordance with applicable regulations over the life of such designated beneficiary, or over a period not extending beyond the life expectancy of such beneficiary, beginning not later than one year after the date of the Participant's death; or

                  (ii) Any portion payable to or for the benefit of a designated beneficiary who is the surviving spouse of the Participant will be distributed as provided in the preceding clause (i) beginning not later than the date on which the Participant would have attained age seventy and one-half (70 1/2); provided that if the surviving spouse dies before the distributions to such spouse begin, this subsection 10.07(e) shall be applied as if the surviving spouse were the Participant; or

                  (iii) If neither of the preceding clauses (i) and (ii) apply, the entire interest of the Participant will be distributed within five (5) years after the death of such Participant.

10.08    BENEFICIARY DESIGNATIONS

         (a) Except as provided in subsection (b) below, the Participant shall have the unrestricted right to designate, and to rescind or change any designation of, a primary and contingent Beneficiary or Beneficiaries to receive any benefit due in the event of his death. Each such rescission or change of Beneficiary(ies) must be made in writing to the Plan Administrator and must be signed by the Participant. If there is no designated Beneficiary living when the death benefit becomes payable or if no such designation of Beneficiary is on file with the Plan Administrator, or if in the sole discretion of the Plan Administrator such designation is defective, any death benefit due will be paid to any one or more of the surviving members of the Participant's relatives in the following order of preference:

                  (i)      to his spouse;

                  (ii)     in equal shares to his children;

                  (iii)    to his parents; or

                  (iv)     to his estate.

         (b) If a Participant who is married wishes to designate a primary Beneficiary who is not the spouse of such Participant, such designation shall not be effective unless the spouse of such Participant consents in writing to such designation. The written consent of the spouse must acknowledge the effect of such consent, and must be witnessed by a plan representative or a notary public. Any consent by a spouse hereunder shall be effective only with respect to that spouse.

         (1/l/85)

10.09    BENEFITS OF LOST PARTICIPANTS

         The provisions of this Section 10.09 shall apply in the event a Participant or Beneficiary fails to file an application for benefits, or in the event of the termination of the Plan or other event requiring distribution of a benefit or other Plan assets to a Participant or Beneficiary, if the Participant or Beneficiary cannot be located.

         (a) The Plan Administrator shall give written notice to each Participant at his last known address of his right to receive a distribution under the Plan, within a reasonable time after the happening of an event giving rise to the right to receive the distribution. Without limiting the generality of the preceding sentence, a decision by the Plan Administrator to direct the distribution of a Participant's Account having a vested value of $3,500 or less shall be an event requiring distribution of a benefit. (1/l/93)

         (b) If the Participant cannot be located in this manner, the account of such Participant shall continue to be held in a Participant Account under the Plan until the occurrence of an event described in any of Sections 10.09(c), (d) or (e) following.

         (c) If proof of death of the Participant satisfactory to the Plan Administrator is received by the Plan Administrator, the benefit or other distribution shall be paid to the Participant's Beneficiary.

         (d) If the Plan is terminated prior to distribution of the benefit or other amount due, the Plan Administrator shall establish an interest bearing custodial account for the benefit of the Participant or his Beneficiary in a federally insured bank, savings and loan association, or credit union, into which the Participant's account balance shall be deposited. Such account shall be held in trust for the benefit of the Participant or his Beneficiary.

         (e) If no claim is made by a Participant or his Beneficiary within one year of the date notice is given of the right to receive a distribution under the Plan, the benefit payable to or account balance of such Participant shall be forfeited; provided that such forfeited benefit or amount shall be reinstated in the event a valid claim for such amount is subsequently made by the Participant or his Beneficiary. Any forfeiture hereunder shall be treated as a Forfeiture under Section 3.07 of the Plan for the year in which it occurs.

         (1/l/85)

10.10    DIRECT TRUSTEE-TO-TRUSTEE TRANSFER OPTION

         Whenever a Participant, Beneficiary or Alternate Payee under a qualified domestic relations order is to receive a distribution under the Plan that is an eligible rollover distribution, as hereinafter defined, that would otherwise be subject to withholding under Section 3405(c) of the Code, the distributee may elect by written notice to the Plan Administrator to have all or a specified portion of such distribution paid directly to a specified eligible retirement plan in a trustee-to-trustee transfer. The Plan Administrator shall prescribe reasonable procedures for a distributee to elect a direct rollover, including information and documentation to be provided and the time period within which such election may be made, and shall provide notice of this option to each distributee within a reasonable time prior to making an eligible rollover distribution.

         As used in this Section 10.10, an eligible rollover distribution means any distribution that is described in Section 402(c)(4) of the Code and the regulations thereunder.

         As used in this Section 10.10, an eligible retirement plan generally is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity (other than an endowment annuity) described in Section 408(b) of the Code, a qualified trust forming part of a qualified defined contribution plan described in
         Section 401(a) of the Code, the terms of which permit rollover contributions, or an annuity plan described in Section 403(a) of the Code. If the distributee is the surviving spouse of a Participant and is to receive a distribution on account of the Participant's death, an eligible retirement plan is an individual retirement account or an individual retirement annuity only.

         (1/l/93)

                                   ARTICLE XI

                        AMENDMENTS AND ACTION BY EMPLOYER

11.01    AMENDMENTS

         The Employer reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the assets of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries; provided, however, that the Employer may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the requirements of the Internal Revenue code or of any other pertinent provision of Federal or State law, or any regulation or ruling of any duty constituted authority in connection therewith.

11.02    ACTION BY EMPLOYER

         Any action by the Employer under this Plan may be made by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

                                   ARTICLE XII

             SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

12.01    SUCCESSOR EMPLOYER

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan and Trust Agreement.

12.02    PLAN ASSETS

         In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the Trust Fund assets and liabilities of the Plan to another plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the Trust Fund assets applicable to such Participants shall be transferred to the other plan only if:

         (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

         (b) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan; and

         (c) such other plan is qualified under Section 401(a) and 501(a) of the Internal Revenue Code.

         Upon any merger or consolidation of the Plan with another plan, or transfer of assets and liabilities of the Plan to such other plan, the Board of Directors of the Employer may authorize the Plan Administrator to allocate immediately prior to the merger, consolidation or transfer any amounts then held in a suspense account. If the suspense account includes Forfeitures from Profit Sharing Accounts, the suspense account shall be allocated among all Participants who have a balance in their Profit Sharing Account according to the ratio that the balance of each such Participant's Profit Sharing Account bears to the total balance of all Participants' Profit Sharing Accounts as of the date of allocation. If the suspense account includes Forfeitures from Matching Contributions Accounts, the suspense account may be allocated (a) to reduce the amount of Matching Contributions then due from the Employer for the current Plan Year or (b) among those

         Participants who have a balance in their 401(k) and Matching Contributions Accounts according to the ratio that the aggregate of each such Participant's Matching Contributions Account and 401(k) Account bears to the total balance of all Participants' 401(k) and Matching Contributions Accounts. Allocations under this Section 12.02 shall be subject to the provisions of Sections 3.09 and 3.10. (1/l/97)

                                  ARTICLE XIII

                                PLAN TERMINATION

13.01    RIGHT TO TERMINATE

         In accordance with the procedures set forth in this Article, the Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and the Trust assets shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 12.01.

13.02    PARTIAL TERMINATION

         Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Plan Administrator shall allocate and segregate for the benefit of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of such Participants in the Trust assets. The assets so allocated and segregated shall be used by the Plan Administrator to pay benefits to or on behalf of Participants in accordance with Section 13.03.

13.03    LIQUIDATION OF THE PLAN

         Upon termination or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully vested, and the Plan Administrator shall, subject to the provisions of the immediately following paragraph, cause the assets remaining in the Trust (including any Forfeitures which shall not have been allocated) to be allocated and distributed to the remaining Participants and Beneficiaries in proportion to their respective account balances.

         In the event that any service charges assessed under this Plan are due and unpaid as of such Plan termination date, the payment of such charges shall be satisfied by deducting a pro rata share of the amount remaining to be paid from each Participant's Profit Sharing Account.

13.04    MANNER OF DISTRIBUTION

         To the extent that no discrimination in value results, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities or in nontransferable annuity contracts, as the Plan Administrator (in his discretion) may determine. All non-cash distributions shall be valued at fair market value at date of distribution.

                                   ARTICLE XIV

                       DISCHARGE OF DUTIES BY FIDUCIARIES

The Employer, Plan Administrator, Investment Committee, investment manager, Trustee, and any other person who, by reason of his involvement in and under this Plan and the Trust shall be deemed to be a fiduciary within the meaning of Title i, Section 3 (21) of ERISA, shall discharge their Plan and Trust related duties and responsibilities solely in the interest of the Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any provision in any agreement or other plan document which has the effect of relieving said fiduciaries from responsibility for acts within the discretionary authority of such persons are hereby deleted and canceled.





                           A true copy of the HADCO Retirement Plan as amended and restated to incorporate all amendments adopted through March 3, 1999.

                           Attest:  /s/ James C. Hamilton
                                   --------------------------------
                                        James C. Hamilton, Clerk

                                                   June 17, 1999